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                                                                   Exhibit 10.2





                                 LOAN AGREEMENT

                                     BETWEEN

                          FOUNDERS FOOD & FIRKINS LTD.

                                       AND

                               FIRST NATIONAL BANK









                                  JULY 19, 2001


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                                 LOAN AGREEMENT

                            Dated as of July 19, 2001


      FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation (the "Borrower") located at 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, and FIRST NATIONAL BANK, a national banking association (the "Bank") located at 125 West Sioux Avenue, Pierre, South Dakota 57501, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1. DEFINITIONS. As used in this Agreement the following terms shall have the following meanings (and such meanings shall be equally applicable to singular and plural forms of the terms defined):

            (a) "Affiliate" shall mean (i) a person which owns directly or indirectly 10% or more of the equity of the Borrower, a person which is directly or indirectly owned 10% or more by a person described above in subparagraph (i), and a person in which the Borrower owns directly or indirectly 10% or more of the equity.

            (b) "Business Day" shall mean any day other than a Saturday, Sunday or a public holiday or the equivalent under the laws of the State of North Dakota.

            (c) "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under leases, (iii) obligations under direct or indirect guaranties in respect of, and obligations


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      (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) or (ii) above except endorsements for collection, deposit or negotiation of instruments in the ordinary course of business, and (iv) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

            (d) "Event of Default" shall mean one of the events specified in Section 6.1.

            (e) "Guarantors" shall mean Arthur E. Pew III, Steven Wagenheim, and William Burdick.

            (f) "Hard Costs" shall mean the costs of constructing the Project which are set forth as Hard Costs on the Total Project Cost Statement and Sworn Construction Statement, or are otherwise acceptable to the Bank.

            (g) "Lease" shall mean that certain Ground Lease between West Acres Development, LLP and Borrower dated January 18, 2001, for the Property.

            (h) "Lien" shall mean any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), or preference, priority, or other security agreement, or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing.


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            (i) "Loan Documents" shall mean this Agreement, the Term Note, the
      Mortgage-Short-Term-Mortgage Redemption Leasehold Mortgage, Security Agreement, Fixture Financing Statement with Assignment of Leases and Rents ("Leasehold Mortgage"), the Security Agreement, the Financing Statements, the Assignment of Leases and Rents, the Limited Guaranty of Arthur E. Pew III, the Guaranty of Steven Wagenheim, and the Guaranty of William Burdick (collectively, the "Guaranties"), the Environmental and ADA Indemnification Agreement, and Landlord Agreement, and all other documents to be executed and delivered in connection with this Agreement.

            (j)   "Loan Parties" shall mean the Borrower and the Guarantors.

            (k) "Person" shall mean an individual, corporation, partnership, joint venture, trust or unincorporated organization or government or other agency or political subdivision thereof.

            (l) "Project" shall mean a 9,720 square foot Granite City Food and Brewery facility located in West Fargo, North Dakota.

            (m) "Property" shall mean the Premises described in the Leasehold Mortgage delivered by Borrower to Lender hereunder.

            (n)   "Term Note" shall mean the Term Note described in Section
      2.5.

            (o) "Title Company" shall mean Tri-County Abstract and Title Guaranty, Inc..

      Section 1.2. ACCOUNTING AND OTHER TERMS. All accounting terms not specifically defined in this Agreement shall be construed in accordance with generally accepted accounting principles. Other terms defined herein shall have the meanings ascribed to them herein.


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                                   ARTICLE II

                                    THE LOAN

      Section 2.1. LOAN COMMITMENT. In accordance with the terms and conditions herein, the Bank agrees to lend to the Borrower, and the Borrower agrees to borrow from the Bank, the amount of $1,500,000 (the "Loan") for the purpose of constructing and equipping the Project. The Loan proceeds shall only be available to pay for the Project's Hard Costs.

      Section 2.2  MAKING OF ADVANCES.

            (a) Borrower may request advances under this Agreement directly from the Bank for the purpose of constructing and equipping the Project. Borrower shall deliver to Bank in connection with each request under this Subsection 2.2(a) invoices, bills of lading, or any other written schedules or information satisfactory to the Bank listing and describing the items to be purchased by Borrower.

            (b) At the Bank's request, Borrower may request advances under this Agreement from Title Company, in accordance with the requirements of
      Section 2.3, for the purpose of constructing and equipping the Project.

            (c) Any request for an advance under this Section 2.2 shall be deemed to be a representation that the Borrower's representations and warranties contained in Section 4.1 herein are true and correct as of the date of the advance as though made on and as of such date and that no event has occurred and is continuing, or will result from such advance, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.


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            Section 2.3.  DISBURSEMENT PROCEDURES FOR ADVANCES FROM TITLE
COMPANY.

            (a) Whenever the Borrower desires to borrow under Subsection 2.2, which shall be no more often than once each month, the Borrower shall submit to the Title Company and to the Bank a draw request in a form acceptable to the Title Company and the Bank, duly executed on behalf of the Borrower, setting forth the information requested therein. Each draw request shall be submitted at least ten (10) Business Days before the date the advance is desired. Before each advance, Title Company shall have received confirmation from the Bank that it (or an architect or engineer at Borrower's expense) has inspected the Property and that such inspection is acceptable to the Bank, or that it has waived the right to do so.

            (b) At the time of submission of each draw request, the Borrower shall submit to the Title Company the following:

                  (i) A written lien waiver from each contractor or
            sub-contractor for work done and materials supplied by it which were paid for under the immediately preceding draw request.

                  (ii) Such other supporting evidence as may be requested by the
            Bank or Title Company to substantiate all payments which are to be made out of the relevant draw request and/or to substantiate all payments then made with respect to the Property.

            (c) If on the date an advance is desired, the Borrower has performed all of its agreements and complied with all requirements therefor to be performed or complied with hereunder including satisfaction of all applicable conditions precedent contained


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      herein, the Bank shall transfer to the Title Company the amount of the requested advance, and the Title Company shall disburse such funds directly to the Borrower, such sums to be paid in accordance with the requirements contained herein. Each advance disbursed to the Title Company shall bear interest at the rate provided in the Term Note from the date such advance is so disbursed to the Title Company.

      Section 2.4. ORIGINATION FEE. The Borrower agrees to pay to the Bank an origination fee (the "Origination Fee") in the amount of Fifteen Thousand Dollars ($15,000.00). Bank acknowledges that Seven Thousand Five Hundred Dollars ($7,500.00) of the Origination Fee was paid prior to the date hereof.

      Section 2.5. THE TERM NOTE. The Loan made by the Bank shall have a maturity of February 19, 2007, and shall be evidenced by a note, together with all renewal and replacement notes (the "Term Note").

      Section 2.6. INTEREST AND PAYMENTS. The Borrower shall repay, and shall pay interest on, the aggregate unpaid principal amount of all advances under the Loan in accordance with the Term Note. All payments of principal, interest and fees under this Agreement shall be made when due to the Bank in immediately available funds. All computations of interest shall be made by the Bank on the basis of the actual number of days elapsed in a year of 360 days. Whenever any such payment shall be due on a non-Business Day such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest. The Bank is expressly authorized to charge any principal or interest payment, when past due, to any account maintained by Borrower at the Bank.


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      Section 2.7. INTEREST RATE. The parties agree that the interest rate on the Term Note will equal eight and 75/100 percent (8.75%) per annum and accrual shall commence on the date of this Agreement on the balance outstanding.

      Section 2.8. PREPAYMENT OF TERM LOAN. The Borrower may, upon notice to the Bank, prepay the Term Note, in whole or in part, with accrued interest to the date of such prepayment on the principal amount prepaid, together with a one percent (1%) prepayment fee on the amount of the principal prepayment. All prepayments shall be applied first to accrued interest and then to principal installments due under the Term Note in the inverse order of their maturities.

      Section 2.09. LATE PAYMENT CHARGE. If any installment or payment is paid more than ten (10) days after the due date thereof, the Borrower agrees to pay a late payment charge of five percent (5%) of the installment or payment to cover the expenses of collection.

      Section 2.10. LIMITATION. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the total of the Loan exceed the lesser of (a) $1,500,000.00 or (b) seventy percent (70%) of the appraised value of the Property as contained in appraisals satisfactory in form and substance to the Bank.


                                   ARTICLE III

                              CONDITIONS OF LENDING

      Section 3.1. CONDITIONS PRECEDENT TO INITIAL ADVANCE ON THE TERM LOAN. The Bank shall have no obligation to make the initial advance hereunder unless the Bank shall have received on or before the date of such advance the following documents:


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            (a) Borrower shall have expended cash equity at least in the amount of $1,300,000.00 to construct and equip the Project as evidenced by documentation satisfactory to the Bank.

            (b) The Term Note properly executed and delivered on behalf of the Borrower.

            (c) The Leasehold Mortgage properly executed and delivered on behalf of the Borrower conveying to the Bank a first lien on the Property.

            (d) The Security Agreement properly executed and delivered on behalf of the Borrower, granting to the Bank a first security interest in the Lease and all of the Borrower's inventory, accounts, general intangibles, equipment, furniture, fixtures, and all other personal property of Borrower pertaining to the Project as security for the performance of the Borrower's obligations under this Agreement and the Term Note, together with any UCC-1 and UCC-2 Financing Statements, or other documents deemed necessary or desirable by the Bank to perfect the security interest granted by the Security Agreement.

            (e) An Assignment of Leases and Rents properly executed and delivered on behalf of the Borrower.

            (f)   The Guaranties delivered by the Guarantors.

            (g) An Environmental and ADA Indemnification Agreement properly executed and delivered on behalf of the Borrower.

            (h) Landlord Agreement properly executed and delivered on behalf of the Borrower.


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            (i) Assignment of Construction Contract properly executed and delivered on behalf of Borrower, together with acknowledgment from Contractor.

            (j) Assignment of Architect's Contract properly executed and delivered on behalf of Borrower, together with acknowledgment from Architect.

            (k) Opinion of counsel for the Borrower in favor of the Bank in form and as to such matters as the Bank may request.

            (l)   Title Insurance Commitment/Policy acceptable to the Bank.

            (m)   Survey acceptable to the Bank.

            (n) Environmental assessment report on the Property acceptable to the Bank.

            (o) Soil boring test and other engineering studies acceptable to the Bank.

            (p)   Appraisals for the Property acceptable to the Bank.

            (q) Certificates satisfactory in form and substance to the Bank of all required insurance coverage for the Property listing the Bank as mortgagee and loss payee.

            (r) All governmental permits and approvals required to construct and equip the Project (and prior to the final draw, a Certificate of Occupancy and all governmental permits and approvals to operate the Property as a restaurant).

            (s) Financial statements of the Borrower and Guarantors which are, both in form and substance, acceptable to the Bank.

            (t) The Origination Fee and all loan expenses (including without limitation attorneys fees for the Bank and title insurance fees) shall have been paid by Borrower.

            (u) Borrower shall have provided Bank and Title Company with the name of each person, corporation, or other entity who contracts, either directly or indirectly, for


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      any work to be done, materials supplied, or services furnished in connection with constructing, equipping, and developing the Project (all of such persons, corporations, or other entities being called "Contractors"). Borrower will keep Bank and Title Company advised at all times of the names of all Contractors, and the type of work or material and the amount covered by each of their respective contracts. It is understood that only Contractors who actually perform work or supply material and whose names and contract descriptions have been furnished to Bank and Title Company shall be entitled to receive advances under Subsection 2.2 of this Agreement.

            (v) Certified copies of the organizational documents of the Borrower.

            (w) A certified copy of appropriate documents of the Borrower approving the execution and delivery of the Loan Documents and approving all other matters contemplated by this Agreement.

            (x) Such other requirements and documents as the Bank and/or Title Company shall reasonably require, including without limitation all documents and requirements of the Commitment Letter from the Bank to the Borrower dated May 25, 2001.

      Section 3.2. CONDITIONS PRECEDENT TO EACH ADVANCE. Each advance under the Term Note shall be subject to the further conditions precedent, that on the date of such advance:

            (a) The representations and warranties contained in Section 4.1 of this Agreement are correct on and as of the date of such advance as though made on such date.

            (b) No event has occurred and is continuing, or will result from such advance, which constitutes an Event of Default or would constitute an Event of Default but for the


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      requirement that notice be given or time elapse or both.

            (c) As of the date immediately prior to any advance, the total amount of the unadvanced proceeds of the Loan together with Borrower's remaining equity funds shall be sufficient, in Bank's and Title Company's opinion, to complete the construction and equipping of the Project. To the extent the amount of the equity funds and unadvanced proceeds shall be insufficient, in Bank's and Title Company's opinion, to complete the construction and equipping of the Project, Borrower shall immediately deposit with Bank, or with Title Company, an amount equal to such deficiency as additional equity funds. Such additional equity funds shall be disbursed by Title Company prior to the disbursement of any further advance or advances under this Agreement. In this regard, it shall be the obligation of Borrower to inform Bank and Title Company of any increase or decrease in the total project costs from those costs shown on the sworn construction and project cost statements and other documents delivered by Borrower to Title Company and Bank.


                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

      Section 4.1. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Bank to make the Loan, the Borrower represents and warrants as follows:
            (a) EXISTENCE OF BORROWER. The Borrower is a corporation duly formed and validly existing and in good standing under the laws of the State of Minnesota, and it is in good standing in Minnesota and qualified to do business in the State of North Dakota.


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            (b) AUTHORITY TO EXECUTE. The execution, delivery and performance by the Loan Parties of their respective Loan Documents are within their corporate or individual powers, as the case may be, have been duly authorized by all necessary corporate or individual action, as the case may be, and do not and will not conflict with any provision of law, their organizational documents, as applicable, or any contractual restriction binding upon or affecting them or any of their property, and need no further consent.

            (c) BINDING OBLIGATION. This Agreement is, and the other Loan Documents when delivered hereunder will be, legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms.

            (d) GOVERNMENTAL APPROVAL. No consent of, or filing with, any governmental authority or court, including, without limitation, any bankruptcy court is required on the part of any Loan Party in connection with the execution, delivery or performance of any Loan Documents.

            (e) FINANCIAL STATEMENTS. The financial statements of the Borrower and Guarantors, copies of which have been furnished to the Bank, have been prepared in conformity with generally accepted accounting principles consistently applied and present fairly the financial condition of the Borrower and Guarantors as of such date, and the results of its operations for the financial period then ended, except for any necessary year-end adjustments in the case of unaudited statements, and since such date, there has been no materially adverse change in such financial condition.

            (f) LITIGATION. No litigation or governmental proceeding is pending or threatened against the Borrower or the Guarantors, or any of their properties, which may


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      have a materially adverse effect on the financial conditions or operations of such Persons. No bankruptcy proceeding is pending or threatened against the Borrower or the Guarantors.

            (g) TITLE TO ASSETS. Borrower has and will have good and marketable title to all assets used in connection with its business at the Project, and none of such assets is subject to any mortgage, pledge, lien, security interest or encumbrance of any kind, except for current taxes not delinquent, and except as has been disclosed in writing to the Bank contemporaneously with this Agreement.

            (h) TAXES. The Borrower and Guarantors have filed all federal and state income and excess profits tax returns which are required to be filed, and have paid all taxes shown on such returns to be due and all other tax assessments received by them to the extent that such assessments have become due.

            (i) ERISA. No Plan (as that term is defined in the Employees' Retirement Income Security Act of 1974 ("ERISA")) of Borrower which is subject to Part 3 of Subtitle B of Title 1 of ERISA had an accumulated funding deficiency (as such term is defined in ERISA) as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof, or would have had such an accumulated funding deficiency on such date if such year were the first year of such Plan, and no material liability to the Pension Benefit Guaranty Corporation has been, or is expected by the Borrower to be, incurred with respect to any such Plan. No Reportable Event (as defined in ERISA) has occurred and is continuing in respect to any such Plan.


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            (j) DEFAULTS. Neither the Borrower nor the Guarantors are in default in the payment of principal or interest on any indebtedness for borrowed money nor in default under any instrument or agreement under or subject to which any indebtedness for borrowed money has been issued, and no event has occurred and is continuing which, with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default under any such instrument or agreement or an Event of Default hereunder.

            (k) FRANCHISES. The Borrower has all permits and licenses necessary for the construction and equipping of the Project and, upon completion of construction, will have all necessary permits, licenses, and franchises necessary for the operation of Borrower's restaurant businesses on the Property, including any required franchises and authority from Granite City Food and Brewery; provided, if Borrower has not yet obtained the liquor license, Borrower will obtain such liquor license within ninety
      (90) days of the date hereof, and during such ninety (90) day period, Borrower shall refrain from serving liquor.

            (l) COMPLIANCE BY BORROWER WITH LAWS. The Borrower has not, and to the knowledge of Borrower after due inquiry, all owners of the Property have not, failed to comply with any building, zoning, land-use, or ecological (air, water, waste disposal, pesticide, noise, nuisance) law, regulation or ordinance of any applicable jurisdiction in any respect, the violation of which might materially and adversely affect the business, properties, operations or assets of Borrower.


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            (m) ENVIRONMENTAL DAMAGES. The Property has not been contaminated with any hazardous materials to an extent that would have a material adverse effect on the Property. The Borrower has not caused or suffered, nor to the knowledge of Borrower after due inquiry, has any other party previously involved in operations at the Property caused or suffered any environmental damages that have or could have a materially adverse effect on the Property.

            (n) ENVIRONMENTAL ACTIONS. The Borrower has not and, to the knowledge of Borrower after due inquiry, no prior owner or occupant of the Property has, received notice of any alleged violation of environmental laws or notice of any alleged liability for environmental damages in connection with the Property, and there exists no writ, injunction, decree, order or judgment outstanding, nor any claim, suit, proceeding, citation, directive, summons or investigation, pending or threatened, relating to the ownership, use, maintenance or operation of the Property by any Person, or from alleged violation of environmental laws, or from the suspected presence of hazardous material thereon, nor, to the best of Borrower's knowledge, does there exist any basis for such claim, suit, proceeding, citation, directive, summons or investigation being instituted or filed.

            (o)   FLOOD ZONES.  The Property is not located in a flood zone.


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                                    ARTICLE V

                            COVENANTS OF THE BORROWER

      Section 5.1. AFFIRMATIVE COVENANTS. So long as the Term Note shall remain unpaid or outstanding hereunder, the Borrower will, unless the Bank shall give its prior written consent:

            (a) LEASE. Pay and perform all terms and conditions contained in the Lease.

            (b) FINANCIAL REPORTING. Borrower shall Furnish to the Bank as soon as available and in any event within ninety (90) days after the end of each fiscal year: (a) an audited balance sheet, (b) a statement of income, expenses and retained earnings of the Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such month, and (c) a statement of cash flows. The Borrower's annual Financial Report shall be in reasonable detail, in form and substance satisfactory to the Bank and reviewed by an independent certified public accountant in accordance with generally accepted accounting principles, showing the results of the operations of the Property for such fiscal year. Within ninety (90) days after the end of the fiscal year, Guarantors shall furnish to the Bank their personal financial statements in form and substance acceptable to the Bank. Borrower and Guarantor shall also furnish such other information concerning the conditions or operations, financial or otherwise, of the Borrower and Guarantors as may be reasonably requested by the Bank.

            (c) INSPECTION RIGHTS. At any reasonable time and from time to time upon reasonable notice, permit the Bank, or any agents, representatives or participants thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the Property and all other properties of, the Borrower, and to discuss the affairs,


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      finances and accounts of the Borrower with any of its officers or agents;
      and permit the Bank or any agents, representatives or participants thereof, to conduct an inspection, at Borrower's expense, of all of the Property.

            (d) NOTIFICATION OF DEFAULT. Notify the Bank as promptly as practicable (but in any event not later than five (5) Business Days) after Borrower obtains knowledge of: (i) the occurrence of any event which constitutes an Event of Default or which would constitute an Event of Default with the passage of time or the giving of notice or both; or (ii) the commencement of any litigation or governmental proceedings of any type which could materially adversely affect the financial condition or business operations of the Borrower or the Guarantors.

            (e) KEEPING OF FINANCIAL RECORDS AND BOOKS OF ACCOUNT. Maintain proper financial records in accordance with generally accepted accounting principles consistently applied which fully and correctly reflect all financial transactions and all assets and liabilities of the Borrower.

            (f) MAINTENANCE OF INSURANCE. Maintain such insurance with reputable insurance carriers as is normally carried by companies engaged in operating and owning restaurant properties, and name the Bank as loss payee and mortgagee on all policies insuring the Property and provide the Bank with certificates of insurance evidencing its status as a loss payee and mortgagee.

            (g) MAINTENANCE OF PROPERTY. Maintain and preserve all of its assets, necessary or useful in the proper conduct of its business, in good working order and condition, ordinary wear and tear excepted.


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            (h) PAYMENT OF TAXES. Pay all taxes, assessments and governmental charges of any kind payable by it as such taxes, assessments and charges become due and before any penalty shall be imposed, except as Borrower shall contest in good faith and by appropriate proceedings providing such reserves as are required by generally accepted accounting principles.

            (i) COMPLIANCE WITH ERISA. Cause each retirement plan of the Borrower that is subject to the provisions of ERISA to comply and be administered in accordance with those provisions of ERISA which are applicable to such plan.

            (j) PRESERVATION OF EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges.

            (k) COMPLIANCE BY BORROWER WITH LAWS. Comply with any and all building, zoning, land-use, and ecological (air, water, waste disposal, pesticide, noise, nuisance) laws, regulations, and ordinances of any applicable jurisdiction in any respect, the violation of which might materially and adversely affect the business, property, operations or assets of Borrower; promptly commence any and all required clean-up measures, in full compliance with all applicable laws, which are required as a result of any violation of such laws; hold Bank harmless from any and all liability which the Bank may incur as a result of Borrower's failure to comply with any such law, regulation, or ordinance described above; and continue to hold all governmental licenses and permits, all franchising and all other authorities necessary to conduct its business and to use its properties in the manner in which they will be used.


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      Section 5.2. NEGATIVE COVENANTS. So long as the Term Note shall remain unpaid or outstanding hereunder, the Borrower will not, unless the Bank shall give its prior written consent:

            (a) DEBT. Create or suffer to exist any Debt except (i) the Debt under this Agreement, (ii) ordinary trade debt that is not in default and that is unsecured, and (iii) other Debt not to exceed $100,000 cumulative.

            (b) LIENS. Create or suffer to exist any Lien except Liens permitted under the Leasehold Mortgage.

            (c) MERGER. Merge or consolidate with any other Person; sell, transfer, convey, assign, encumber or otherwise dispose of any legal, beneficial, or equitable ownership of Borrower; or sell, transfer, convey, assign, encumber, lease or otherwise dispose of any of the Project assets (whether now owned or hereafter acquired) to any other Person.

            (d) TRANSACTIONS WITH AFFILIATES. Engage after the date hereof, in any transaction (including without limitation loans or financial accommodations of any kind) with any Affiliate; provided, such transactions shall be permitted if they are on terms no less favorable to the Borrower than would be obtainable if no such relationship existed.

            (e) INVESTMENTS IN OTHER PERSONS. Make any loan or advance to any Person; or purchase or otherwise acquire the capital stock, assets, or obligations of, or any interest in, any other Person other than (i) readily marketable direct obligations of the United States of America;
      (ii) certificates of time deposits issued by commercial banks of recognized standing operating in the United States of America; and (iii) trade and customer accounts receivable arising in the ordinary course of business.

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            (f) DISTRIBUTIONS. If any default or Event of Default has occurred hereunder and is continuing, make any cash or property distributions to any of its partners or set aside any funds for such purpose.

            (g) ASBESTOS/HAZARDOUS SUBSTANCES LIABILITY.

                  (i) If Bank determines at any time that asbestos containing materials exist on any of the Property and present a health hazard, or removal or containment of the asbestos containing materials or any other hazardous substances from any of the Property is required by applicable governmental or regulatory authorities or pursuant to applicable laws or regulations, Bank may, in its sole discretion, require the removal or containment of such asbestos containing materials or any other hazardous substances at Borrower's expense.

                  (ii) Borrower hereby agrees to indemnify Bank from and against any and all liabilities, claims, demands, costs and expenses, including attorneys' fees, resulting from or due to the release or threatened release of asbestos containing materials or any other hazardous substances, which were, or are claimed or alleged to have been located on or removed from the Property by any person at any time. This indemnification shall be binding upon the representatives, successors and assigns of Borrower. This indemnification shall remain effective whether the discovery of asbestos or any other hazardous substances occurs prior to or following Bank's acquisition of the Property, or any of them, as a result of any foreclosure sale or action taken in lieu of a foreclosure sale, and may be enforced at any time by the Bank.

                                   ARTICLE VI

                                     DEFAULT
      Section 6.1. EVENTS OF DEFAULT. "Event of Default" in this Agreement means any of the following events:

            (a) An Event of Default exists under the Lease;

            (b) Failure of the Borrower to pay the principal or interest on the Term Note when due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise);

            (c) Any representation or warranty made by, or on behalf of, any Loan Party in, or pursuant to, any Loan Document shall prove to have been incorrect in any material respect when made;

            (d) Default in performance of other covenant or agreement of any Loan Party in, or pursuant to, any Loan Document and continuance of such default or breach for a period of thirty (30) days following notice thereof;

            (e) The Borrower or Guarantors shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by Borrower or Guarantors seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, custodianship, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief, or the appointment of a receiver, custodian, trustee, or other similar official for it or for any substantial part of its property; or any such proceeding shall be instituted against Borrower or Guarantors and shall remain undismissed for a period of sixty (60) days after its commencement; or the Borrower or Guarantors shall take any action to authorize any of the actions set forth above in this subsection (e); or Bank in good faith deems itself insecure;

            (f) The Borrower shall fail to pay any Debt (other than the Debt evidenced by the Term Note) of the Borrower, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; provided, the Borrower may contest in good faith amounts payable in the ordinary course of business to its suppliers and vendors if adequate reserves are established to pay such amounts;

            (g) The entry against the Borrower or any Guarantor of a final judgment, decree or order for the payment of money in excess of $50,000.00 and the continuance of such judgment, decree or order unsatisfied for a period of thirty (30) days without a stay of execution;

            (h) Any Reportable Event (as defined in ERISA) shall have occurred and continue for thirty (30) days; or any Plan shall have been terminated by Borrower not in compliance with ERISA, or a trustee shall have been appointed by a court to administer any Plan, or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan;

            (i) Construction and equipping of the Project is discontinued for thirty (30) consecutive days or remains incomplete after January 1, 2002;

            (j) The Guarantors revoke or attempt to revoke their Guaranties; or

            (k) A default or event of default occurs under any of the other Loan Documents.

      Section 6.2. RIGHTS AND REMEDIES. If any Event of Default shall occur, the Bank may exercise any or all of the following rights and remedies:

            (a) Refuse to make any further advances to the Borrower under the Term Note.

            (b) Declare the Term Note, all interest thereon, and all other obligations under, or pursuant to, any Loan Document to be immediately due and payable, and upon such declaration such Term Note, interest and other obligations shall immediately be due and payable, without presentment, demand, protest or any notice of any kind, all of which are expressly waived.

            (c) Exercise any right or remedy under any of the Loan Documents, or any other right or remedy of a secured party, and/or mortgagee under applicable law.

            (d) Exercise any other right or remedy available to the Bank at law or in equity.

            Notwithstanding anything to the contrary contained herein, the occurrence of an Event of Default under Subsection 6.1(e) shall automatically result in the acceleration of all amounts due hereunder and under the Term Note.


                                   ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of the Bank in exercising any right or remedy under, or pursuant to, any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power preclude other or further exercise thereof, or the exercise of any other right, remedy or power. The remedies in the Loan Documents are cumulative and are not exclusive of any remedies provided by law.

      Section 7.2. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of any Loan Document shall be effective unless such amendment or waiver is in writing and is signed by the Bank, and such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

      Section 7.3. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed by prepaid certified or registered mail - return receipt requested, telecopied or personally delivered, if to the Borrower, at its address stated in the preamble hereof, or to facsimile number
(952) 542-3951, Attention: Steven Wagenheim; and if to the Bank, at its address stated in the preamble hereof, or to facsimile number (605) 945-3914, Attention:
Craig Davis, Branch President; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed, be effective three (3) business days after deposited in the mail addressed as aforesaid or, when telecopied, be effective when receipt is received for a telecopy sent to the facsimile number set forth above, or when personally delivered.

      Section 7.4. COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Bank in connection with the preparation of the Loan Documents, including reasonable attorneys' fees and legal expenses as well as all reasonable out-of-pocket costs and expenses of the Bank, including reasonable attorneys' fees and expenses, in connection with the administration and enforcement of the Loan Documents (whether suit is commenced or not).

      Section 7.5. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Documents, irrespective of whether or not the Bank shall have made any demand under any Loan Documents. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

      Section 7.6. GOVERNING LAW. All Loan Documents shall be governed by the internal laws of the State of North Dakota. Any term used in this Agreement and not otherwise defined herein shall have the definition, if any, given that term in the Uniform Commercial Code as in effect in the State of North Dakota from time to time. If any term in this Agreement shall be held to be illegal or unenforceable, the remaining parts of this Agreement shall not be affected, and this Agreement shall be construed and enforced as if this Agreement did not contain the term held to be illegal or unenforceable. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN OR ENCOMPASSING CASS COUNTY, NORTH DAKOTA AND WAIVES ANY OBJECTIONS BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's right to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions.

      THE BORROWER AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED

HERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

      Section 7.7. BINDING EFFECT; ASSIGNMENT. All Loan Documents shall be binding upon and inure to the benefit of the Loan Parties and the Bank and their respective successors and assigns. No Loan Party shall have the right to assign its rights or interest under any such Loan Document without the prior written consent of the Bank.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

      NOTICE: LENDER HAS THE RIGHT TO PROCEED TO OBTAIN AND COLLECT A DEFICIENCY JUDGMENT, TOGETHER WITH FORECLOSURE OF THE REAL PROPERTY MORTGAGED UNDER APPLICABLE LAW.
                                         BORROWER:

                                         FOUNDER FOODS & FIRKINS LTD.



                                         By /s/ Steven J. Wagenheim
                                           -------------------------------------
                                           Its: President
                                               ---------------------------------

                                         BANK:

                                         FIRST NATIONAL BANK


                                         By /s/ Craig Davis
                                           -------------------------------------
                                              Craig Davis
                                              Its:  Branch President

                                      JOINDER


      The undersigned hereby agrees to the terms and conditions contained in Sections 2.2 and 2.3 above.

                                         TRI-COUNTY ABSTRACT AND TITLE GUARANTY,
                                         INC.


                                         By /s/ Dale Hanka
                                           -------------------------------------

                                           Its President
                                              ----------------------------------

                                    TERM NOTE

$1,500,000.00                                              Pierre, South Dakota
                                                                  July 19, 2001

      FOR VALUE RECEIVED, the undersigned FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation (the "Borrower"), hereby promises to pay to the order of FIRST NATIONAL BANK, a national banking association (the "Bank"), at its office at 125 West Sioux, Pierre, South Dakota, the principal sum of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00), in lawful money of the United States of America and in immediately available funds, and to pay interest (calculated on the basis of actual days elapsed and a three hundred sixty (360) day year) on said principal sum, or the unpaid balance thereof, in like money at said office at a rate equal to eight and 75/100 percent (8.75%) per annum.

      On August 1, 2001, and thereafter on the first day of each succeeding month through and including January 1, 2002, Borrower shall pay monthly installments of accrued interest only on the outstanding principal balance, and commencing February 1, 2002, and thereafter on the first day of each month until February 19, 2007, the Borrower promises to pay equal principal and interest installments in the amount of principal and accrued interest as detailed on the amortization schedule attached hereto as EXHIBIT A. Each monthly payment on and after February 1, 2002, when taken with all other monthly payments, shall be sufficient to fully amortize and repay the principal amount of this Note over a twenty (20) year term, and each monthly payment also shall be sufficient to pay interest on the outstanding principal amount at the applicable interest rate. Any and all remaining principal and accrued interest shall be paid on

February 19, 2007 (the "Maturity Date"). All payments shall be first applied to accrued interest and then to principal.

      The Borrower may, upon notice to the Bank, prepay this Note in whole or in part with accrued interest to the date of such prepayment on the principal amount prepaid together with a one percent (1%) prepayment fee on the amount of the principal prepayment. All prepayments shall be applied first to accrued interest and then to principal installments in the inverse order of their maturities.

      In addition to all of the other sums payable hereunder, the Borrower also agrees to pay to the holder hereof on demand all costs and expenses (including reasonable attorneys' fees) which may be incurred in the enforcement of any liability of the Borrower hereunder. If any payment on this Note becomes due and payable on a Saturday, Sunday, or business holiday in the State of South Dakota, the Maturity Date thereof shall be extended to the next succeeding business day.

      This Note is delivered pursuant to and entitled to the benefits of the Loan Agreement dated July 19, 2001 between Borrower and Bank (the "Loan Agreement"). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events.

      This Note is secured by a Leasehold Mortgage, a Security Agreement, an Assignment of Leases and Rents, and Guaranties (as defined in the Loan Agreement), all dated as of July 19, 2001. All such documents, together with any other documents delivered pursuant to the Loan Agreement, are referred to hereafter as the "Loan Documents."

      If any installment or payment hereunder is paid more than ten (10) days after the due date thereof, the Borrower agrees to pay a late payment charge of five percent (5%) of the installment or payment to cover the expenses of collection.

      This Note shall be governed by the internal laws of the State of North Dakota. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN OR ENCOMPASSING CASS COUNTY, NORTH DAKOTA AND WAIVES ANY OBJECTIONS BASED ON FORUM NON CONVENIENS WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, ANY LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's right to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions.

      THE BORROWER WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO. THE BORROWER REPRESENTS TO THE BANK THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

      NOTICE: LENDER HAS THE RIGHT TO PROCEED TO OBTAIN AND COLLECT A DEFICIENCY JUDGMENT, TOGETHER WITH

FORECLOSURE OF THE REAL PROPERTY MORTGAGED UNDER APPLICABLE LAW.

                                    FOUNDERS FOOD & FIRKINS LTD.



                                    By /s/ Steven J. Wagenheim
                                      ------------------------------------------

                                      Title: President
                                            ------------------------------------

                                       A-1
                                    EXHIBIT A

                              AMORTIZATION SCHEDULE


                                    [attach]

         MORTGAGE-SHORT-TERM-MORTGAGE REDEMPTION LEASEHOLD MORTGAGE,
                               SECURITY AGREEMENT,
                           FIXTURE FINANCING STATEMENT
                                      WITH
                         ASSIGNMENT OF LEASES AND RENTS


      THIS Indenture ("Mortgage") is made and delivered as of the 19th day of July, 2001, by FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation ("Mortgagor"), having a mailing address of 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416, for the benefit of FIRST NATIONAL BANK, a national banking association ("Mortgagee"), having a mailing address of 125 West Sioux Avenue, Pierre, South Dakota 57501.

      WITNESSETH, that Mortgagor, in consideration of the Indebtedness (hereinafter described) and the sums advanced to Mortgagor in hand paid by Mortgagee, receipt whereof is hereby acknowledged, does hereby MORTGAGE, GRANT, BARGAIN, ASSIGN, GRANT A SECURITY IN, SELL AND CONVEY unto Mortgagee, its successor and assigns, forever, AND GRANTS TO MORTGAGEE A SECURITY INTEREST IN the following properties to secure payment of the Note (as hereinafter defined and described on Page 3) and all amounts owing under the Note and any documents securing the Note (all of the following being hereafter collectively referred to as the "Premises"):

                                 GRANTING CLAUSE
                                        A
                                  REAL PROPERTY

      The leasehold interest of Mortgagor in the tract or parcel of real property lying and being in the City of West Fargo, County of Cass, State of North Dakota, all as more fully described in attached EXHIBIT A. Mortgagor's leasehold interest is evidenced by that certain Ground Lease by and between West Acres Development, LLP, a North Dakota limited liability partnership, as "Landlord" and Mortgagor as "Tenant", dated January 18, 2001 (the "Lease"), a Short Form Lease (evidencing the Lease) is recorded with the Cass County Recorder as Document No. __________________; and

                                 GRANTING CLAUSE
                                        B
                        IMPROVEMENTS, FIXTURES, EQUIPMENT
                              AND PERSONAL PROPERTY

      All buildings, equipment (including Mortgagor's interest in any lease of such equipment), fixtures, improvements, building supplies and materials and personal property owned by Mortgagor now or hereafter attached to, located in, placed in or necessary to the use, operation or maintenance of the improvements on the Premises including, but without being limited to, all machinery, fittings, fixtures, apparatus, equipment or articles used to supply heating, gas, electricity, air conditioning, water, light, waste disposal, power, refrigeration, ventilation, and fire and sprinkler protection, as well as all elevators, escalators, overhead cranes, hoists and assists, and the like, and all furnishings, supplies, draperies, maintenance and repair equipment, window and structural cleaning rigs and equipment, floor coverings, appliances, screens, storm windows, blinds, awnings, shrubbery and plants (it being understood that the enumeration of specific articles of property shall in no way be held to exclude items of property not specifically enumerated), as well as renewals, replacements, proceeds, additions, accessories, increases, parts, fittings, insurance payments, awards and substitutes thereof, together with all interest of Mortgagor in any such items hereafter acquired, and all personal property which by the terms of any lease shall become the property of Mortgagor at the termination of such lease; and

                                 GRANTING CLAUSE
                                        C
                            LEASES, RENTS AND PROFITS

      All leases, rents, issues, income, revenue, receipts, fees, and profits now due or which may hereafter become due to Mortgagor under or by virtue of and together with all right, title and interest of Mortgagor in and to any lease, license, sublease, contract or other kind of occupancy agreement, whether written or verbal, for the use or occupancy of the Premises or any part thereof together with all security therefor and all monies payable thereunder; and

                                 GRANTING CLAUSE
                                        D
                       JUDGMENTS, CONDEMNATION AWARDS,
                      INSURANCE PROCEEDS, AND OTHER RIGHTS

      All awards, compensation or settlement proceeds made to Mortgagor by any governmental or other lawful authorities for the threatened or actual taking or damaging by eminent domain of the whole or any part of the Premises, including any awards for a temporary taking, change of grade of streets or taking of access, together with all insurance proceeds resulting from a casualty to any portion of the Premises; all rights and interests of Mortgagor against others, including adjoining property owners, arising out of damage to the Premises including damage due to environmental injury or release of hazardous substances; and

                                 GRANTING CLAUSE
                                        E
                       LICENSES, PERMITS, EQUIPMENT LEASES
                             AND SERVICE AGREEMENTS

      All right, title and interest of Mortgagor in and to any licenses, permits, regulatory approvals, government authorizations, franchise agreements and equipment or chattel lease, service contracts or agreements, trade names, any and all other intangibles and all proceeds therefrom, arising from, issued in connection with or in any way related to the use, occupancy, operation, maintenance or security of the Premises, together with all replacements, additions, substitutions and renewals thereof, which may be assigned pursuant to agreement or law; and

                                 GRANTING CLAUSE
                                        F
                                    PROCEEDS

      All sale proceeds, refinancing proceeds, insurance proceeds or other proceeds, including deposits and down payments derived from or relating to the property described in A through E above.

      AND MORTGAGOR for Mortgagor, and its successors and assigns, covenants with Mortgagee, its successors and assigns, that Mortgagor is lawfully seized of the Premises and has good right to sell and convey the same; that the Premises are free from all encumbrances except as may be set forth in EXHIBIT B attached hereto and made a part hereof (hereinafter referred to as the "Permitted Encumbrances"); that Mortgagee, its successors and assigns, shall quietly enjoy and possess the Premises; and that Mortgagor, its successors and assigns, will WARRANT AND DEFEND the title to the same against all lawful claims not specifically excepted in this Mortgage.

      TO HAVE AND TO HOLD THE SAME, together with the possession and right of possession of the Premises, unto Mortgagee, its successors and assigns, forever.

      PROVIDED NEVERTHELESS, that if Mortgagor, or its successors or assigns, shall pay to Mortgagee, its successors or assigns, the sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), according to the terms of that certain Term Note in said principal amount (hereinafter referred to as the "Note") of even date herewith, the terms and conditions of which are incorporated herein by reference and made a part hereof, together with any extensions or renewals thereof, due and payable with interest thereon at the rate of 8.75%, the balance of said principal together with interest thereon being fully due and payable in any event on February 19, 2007, and shall repay to Mortgagee, its successors or assigns, at the times demanded and with interest thereon at the same rate specified in the Note, all sums advanced in protecting the lien of this Mortgage, in payment of taxes on the Premises, in payment of insurance premiums covering improvements thereon, in payment of principal and interest on prior liens, in payment of expenses and attorneys' fees herein provided for and all sums advanced for any other purpose authorized herein (the Note and all such sums, together with interest thereon, being hereinafter collectively referred to as the

"Indebtedness"), and shall keep and perform all of the covenants and agreements herein contained, then this Mortgage shall become null and void, and shall be released at Mortgagor's expense.

             AND IT IS FURTHER COVENANTED AND AGREED AS FOLLOWS:

                                       1.
                    GENERAL REPRESENTATIONS AND WARRANTIES

1.1   REPRESENTATIONS AND WARRANTIES.

      Mortgagor represents and warrants to Mortgagee, its successors and assigns, that, as of the date hereof:

(a) Mortgagor is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, has been duly qualified to do business in the State of North Dakota, and has all requisite power and authority to own and operate the Premises, to enter into the Note, this Mortgage, the Security Agreement (the "Security Agreement"), and the Assignment of Leases and Rents ("Assignment of Leases"), all of even date herewith, and any other document securing the Note, to execute all other documents relating to the Indebtedness and make all representations and covenants contained in such documentation. The Note, this Mortgage, the Security Agreement, the Assignment of Leases, all UCC Financing Statements and all other documents, instruments and agreements relating to any of them or evidencing or securing the Indebtedness are herein referred to as the "Loan Documents." Mortgagor has the power and authority to borrow the monies and otherwise assume and perform as contemplated hereunder and under the Loan Documents, and is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.

(b) Neither the borrowing of the monies nor the execution and delivery of the Note, this Mortgage, the Security Agreement, the Assignment of Leases, or any of the other Loan Documents nor the performance of the provisions of the agreements therein contained on the part of Mortgagor will contravene, violate or constitute a default under the Articles of Incorporation or Bylaws of Mortgagor, or any agreement of Mortgagor, or any law, ordinance, governmental regulation, agreement or indenture to which Mortgagor is a party or by which Mortgagor or Mortgagor's properties are bound.

(c) There are no (i) bankruptcy proceedings involving Mortgagor and none is contemplated; (ii) unsatisfied judgments of record against Mortgagor; or
      (ii) tax liens filed against Mortgagor.

(d) The Note, this Mortgage, the Security Agreement, the Assignment of Leases and the other Loan Documents have been duly executed and delivered by Mortgagor and constitute the legal, valid and binding obligations of Mortgagor, enforceable in accordance with their terms.

(e) There are no judgments, suits, actions or proceedings at law or in equity or by or before any governmental instrumentality or agency now pending against or, to the best of Mortgagor's knowledge, threatened against Mortgagor or its properties, or both, nor has any judgment, decree or order been issued against Mortgagor or its properties, or both, which would have a material adverse effect on the Premises or the financial condition of Mortgagor or Mortgagor's properties.

(f) No consent or approval of any regulatory authority having jurisdiction over Mortgagor is necessary or required by law as a prerequisite to the execution, delivery and performance of the terms of the Note, this Mortgage, the Security Agreement, the Assignment of Leases or any other Loan Document.

(g) Mortgagor is not, as of the date hereof, in default in the payment or performance of any of Mortgagor's obligations in connection with borrowed money or any other major obligation.

(h) The Premises is free from any mechanics' or materialmen's lien or claims. There has been no labor or materials furnished to the Premises that has not been paid for in full.

(i) Mortgagor has no notice, information or knowledge of any change contemplated in any applicable law, ordinance, regulation, or restriction, or any judicial, administrative, governmental or quasi-governmental action, or any action by adjacent land owners, or natural or artificial condition existing upon the Premises which would limit, restrict, or prevent the contemplated or intended use and purpose of the Premises.

(j) There is no pending Condemnation (as defined in Section 5.2 hereof) or similar proceeding affecting the Premises, or any portion thereof, nor to the best knowledge of Mortgagor, is any such action being presently contemplated.

(k) No part of the Premises is being used for agricultural purposes or being used for a personal residence by Mortgagor or Guarantors.

(l)   The Premises is undamaged by fire, windstorm, or other casualty.

(m) The Premises complies with all zoning ordinances, energy and environmental codes, building and use restrictions and codes, and any requirements with respect to licenses, permits and agreements necessary for the lawful use and operation of the Premises.

(n) The heating, electrical, sanitary sewer plumbing, storm sewer plumbing, potable water plumbing and other building equipment, fixtures and fittings to be constructed on the Premises shall be in good condition and working order, and shall be adequate in quantity and quality for normal and usual use, and shall be fit for the purposes intended and the use contemplated.

(o) The Premises is covered by tax parcels which pertain to the Premises only and not to any property which is not subject to this Mortgage.

(p) The Premises has frontage on, and direct access for ingress and egress to 17th Avenue Southwest and 42nd Street Southwest.

      1.2   CONTINUING OBLIGATION.

      Mortgagor further warrants and represents that all statements made hereunder are true and correct and that all financial statements, data and other information provided to Mortgagee by Mortgagor relating to or provided in connection with this transaction have not and do not contain any statement which, at the time and in the light of the circumstances under which it was made, would be false or misleading with respect to any material fact, or would omit any material fact necessary in order to make any such statement contained therein not false or misleading in any material respect, and since such statement, data or information was provided there has been no material change thereto or to the condition of Mortgagor. Should Mortgagor subsequently obtain knowledge that such representation was or is untrue, Mortgagor shall immediately notify Mortgagee as to the untrue nature of said representation and agrees to take action as may be necessary to cause such representation to become true.

                                       2.
                            COVENANTS AND AGREEMENTS

      Mortgagor covenants and agrees for the benefit of Mortgagee, its successors and assigns, as follows:

      2.1   PAYMENT OF INDEBTEDNESS: OBSERVANCE OF COVENANTS.

      Mortgagor will duly and punctually pay each and every installment of principal, premium, if any, and interest on the Note, all deposits required herein, all payments owing pursuant to the terms and conditions of the Permitted Encumbrances, and all other Indebtedness, as and when the same shall become due, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Note and any other documents executed in connection with this loan ("Loan Documents"), as any such instrument may be amended, modified, restated and in effect from time to time.

      2.2   MAINTENANCE; REPAIRS.

      Mortgagor agrees that it will construct, keep and maintain the Premises in good, first class condition, repair and operating condition free from any waste or misuse, and will comply with all requirements of law, municipal ordinances and regulations, restrictions and covenants affecting the Premises and their use, and will promptly repair or restore any buildings, improvements or structures now or hereafter on the Premises, which may become damaged or destroyed, to their condition prior to any such damage or destruction. Mortgagor further agrees that without the prior written consent of Mortgagee, once construction is completed it will not remove or expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which will alter the basic structure, adversely affect the market value, and agrees that any other buildings, structures and improvements now or hereafter constructed on or in the Premises or repairs made to the Premises shall be completed in a good and workmanlike manner, in accordance with all applicable governmental laws, regulations, requirements and permits and in accordance with plans and specifications previously delivered to, and approved in advance and in writing by Mortgagee. Mortgagor shall not cause, conduct or permit any nuisance nor commit, permit or suffer any shipping of waste on or to the Premises or any part thereof. Mortgagor agrees not to acquiesce in any rezoning classification, modification or restriction affecting the Premises without the written consent of Mortgagee. Mortgagor agrees that it will not abandon or vacate the Premises. Mortgagor agrees that it will provide, improve, grade, surface and thereafter maintain, clean, repair and adequately light all parking areas within the Premises, together with any sidewalks, aisles, streets, driveways and curb cuts and sufficient paved areas for ingress and right-of-way to and from the adjacent public thoroughfare necessary or desirable for the use thereof and maintain all landscaping thereon.

      2.3   PAYMENT OF OPERATING COSTS, LIENS; AND OTHER INDEBTEDNESS.

      Mortgagor agrees that it shall pay and perform all the terms and conditions contained in the Lease. Mortgagor further agrees that it will pay all operating costs and expenses of the Premises; keep the Premises free from mechanics' liens, materialmen's liens, judgment liens and other liens, execution, attachments or levies (hereinafter collectively referred to as "Liens"); and will pay when due all permitted indebtedness which may be secured by mortgage, lien or charge on the Premises whether prior to, subordinate to or of equal priority with the lien hereof, and upon request will exhibit to Mortgagee satisfactory evidence of such payment and discharge.

      2.4   PAYMENT OF IMPOSITIONS.

      Mortgagor will pay when due and before any penalty or interest attaches because of delinquency in payment, all taxes, installments of assessments, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Premises or any interest therein or the Indebtedness (hereinafter collectively referred to as the "Impositions"); and will upon demand furnish to Mortgagee proof of the payment of any such Impositions. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a mortgagee the payment of the whole or any part of the Impositions herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or a mortgagee's interest in mortgaged premises, so as to impose such Imposition on Mortgagee or on the interest of Mortgagee in the Premises, then, in any such event, Mortgagor shall bear and pay the full amount of such Imposition, provided that if for any reason payment by Mortgagor of any such Imposition would be unlawful, or if the payment thereof would constitute usury or render the Indebtedness wholly or partially usurious, Mortgagee, at its option, may declare the whole sum secured by this Mortgage with interest thereon to be immediately due and payable, or Mortgagee, at its option, may pay that amount or portion of such Imposition as renders the Indebtedness unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said Imposition.

      2.5   CONTEST OF LIENS AND IMPOSITIONS.

      Mortgagor shall not be required to pay, discharge or remove any Liens or Impositions so long as Mortgagor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the Liens or Impositions so contested and the sale of the Premises, or any part thereof to satisfy the same, provided that Mortgagor shall, prior to any such contest, have given such security as may be demanded by Mortgagee to ensure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment. Any such contest shall be prosecuted in accordance with the laws and rules pertaining to such contests and in all events with due diligence and Mortgagor shall promptly after final determination thereof pay the amount of any such Liens or Impositions so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Section, Mortgagor shall (and if Mortgagor shall fail so to do, Mortgagee, may but shall not be required to) pay any such Liens or Impositions notwithstanding such contest if in the opinion of Mortgagee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

      2.6   PROTECTION OF SECURITY.

      Mortgagor agrees to promptly notify Mortgagee of and appear in and defend any suit, action or proceeding that affects the value of the Premises, the Indebtedness or the rights or interest of Mortgagee hereunder. Mortgagee may elect to appear in or defend any such action or proceeding and Mortgagor agrees to indemnify and reimburse Mortgagee from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action or proceeding, including costs of evidence of title and attorneys' fees.

      2.7   ANNUAL STATEMENTS.

      Within ninety (90) days after the end of each of its fiscal years during the term of this Mortgage, Mortgagor will furnish to Mortgagee an audited balance sheet, statement of income and expenses, and a statement of cash flows, all in reasonable detail, form and content satisfactory to Lender, prepared by an independent certified public accountant in accordance with generally accepted accounting principles, showing the results of the operation of the Premises for each such fiscal year. Mortgagor covenants that it shall keep true and accurate records of the operation of the Premises. In the event Mortgagor fails to furnish any of the above statements, or upon an Event of Default, Mortgagee may cause an audit to be made of the respective books and records at the sole cost and expense of Mortgagor. Mortgagee also shall have the right to examine at their place of safekeeping all books, accounts and records relating to the operation of the Premises, to make copies or abstracts therefrom and to discuss the affairs, finances or accounts with the officers of Mortgagor and Mortgagor's accountants. Said examination shall be at Mortgagee's expense unless an Event of Default has occurred or Mortgagor's statements are found to contain significant discrepancies, in which case the examination shall be at Mortgagor's expense.

      2.8.  ADDITIONAL ASSURANCES.

      Mortgagor agrees upon request by Mortgagee to execute and deliver further instruments, financing statements and/or continuation statements under the Uniform Commercial Code and assurances and will do such further acts as may be necessary or proper to carry out more effectively the purposes of this Mortgage and without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the granting clause hereof, or intended so to be. Mortgagor agrees to pay any recording fees, filing fees, stamp taxes or other charges arising out of or incident to the filing, the issuance and delivery of the Note, the filing or recording of this Mortgage or the delivery and recording of such further assurances and instruments as may be required pursuant to the terms of this Section.

      2.9   DUE ON SALE OR MORTGAGING, ETC.

      In the event that without the written consent of Mortgagee being first obtained: (a) Mortgagor sells, conveys, assigns, transfers, further mortgages, changes the form of ownership, or encumbers or disposes of the Premises, or any part thereof, or any interest therein, or agrees so to do; or (b) any legal, beneficial, or equitable ownership of Mortgagor is sold, conveyed, transferred, assigned, or encumbered or there is an agreement to do so, whether any such event described above is voluntary, involuntary or by operation of law, then at Mortgagee's sole option, Mortgagee may declare the Indebtedness immediately due and payable in full and call for payment of the same at once, together with the prepayment fee then in effect under the terms of the Note. Notwithstanding the foregoing, Mortgagor shall have the right to sell, convey, transfer or assign up to twenty-five percent (25%) of the current ownership and control of the corporation.

      2.10  MAINTENANCE OF EXISTENCE.

      Mortgagor agrees to maintain its existence as a corporation under the laws of the State of Minnesota and not to dissolve, liquidate, wind-up, consolidate or merge during the term hereof, without the prior written consent of Mortgagee.

                                       3.
                              INSURANCE AND ESCROWS

      3.1   INSURANCE.

      During the term of this Mortgage, Mortgagor shall obtain and keep in full force and effect at its sole cost and expense the following insurance:

      (a) Insurance against loss by fire, lightning and risk customarily covered by standard extended coverage endorsement, including the cost of debris removal, together with a vandalism and malicious mischief endorsement, sprinkler leakage endorsement, such perils endorsements as determined by Mortgagee, all in the amount of not less than the full replacement cost without deduction for depreciation of the improvements as shown in the appraisal submitted to and approved by Mortgagee and an agreed-amount endorsement, a replacement cost endorsement and a waiver of subrogation endorsement;

      (b) Broad Form Boiler and Machinery Insurance on all equipment and pressure fired vessels or apparatus situate on the Premises, and providing for full repair and replacement cost coverage;

      (c) Flood Insurance in the maximum amount available at any time during the term of this Mortgage that the Premises are designated as lying within a flood plain as defined by the Federal Insurance Administration;

      (d) Loss of Rents and/or Business Interruption Insurance covering risk of loss due to the occurrence of hazards insured against under the policies required in Subsections (a), (b) and (c) hereof in an amount equal to: (i) rental for a twelve (12) month period, plus (ii) real estate taxes, special assessments, insurance premiums and other expenses required to be paid by the tenants under each lease of the Premises for such twelve (12) month period;

      (e) Commercial General Liability Insurance covering the legal liability of Mortgagor against claims for bodily injury, death or property damage occurring on, in or about the Premises in such minimal amounts and with such minimal limits as Mortgagee may reasonably require;

      (f) Builders Risk Insurance and Worker's Compensation Insurance during the making of any alterations or improvements to the Premises; and

      (g) Such other forms of insurance as Mortgagee may reasonably require or as may be required by law.

      Such insurance policies shall be written on forms and with insurance companies which are satisfactory to Mortgagee, shall name as the insured parties Landlord, Mortgagor and Mortgagee, as their interests may appear, shall be in amounts sufficient to prevent Mortgagor from becoming a co-insurer of any loss thereunder, and shall bear a satisfactory mortgagee clause in favor of Mortgagee with loss proceeds under any such policies to be made payable to Mortgagee. All required policies of insurance together with evidence of the payment of current premiums therefor shall be delivered to Mortgagee and shall provide that Mortgagee shall receive at least thirty (30) days' advance written notice prior to cancellation, amendment or termination of any such policy of insurance. Mortgagor shall, within thirty (30) days prior to the expiration of any such policy, deliver original policies or certificates evidencing the renewal of such insurance together with evidence of the payment of current premiums therefor. Mortgagor shall at its expense furnish on renewal of insurance policies or upon request of Mortgagee evidence of the replacement value of the improvements on the Premises in form satisfactory to Mortgagee on renewal of insurance policies or upon request of Mortgagee. Insurance coverage must at all times be maintained in proper relationship to such replacement value and must always provide for agreed amount coverage.

      In the event of a foreclosure of this Mortgage or any acquisition of the Premises by Mortgagee, all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of Mortgagee to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any required insurance, Mortgagor empowers Mortgagee to effect insurance upon the Premises at Mortgagor's expense and for the benefit of Mortgagee in the amounts and types aforesaid for a period of time covering the time lapse of insurance including lapse during redemption from foreclosure sale, and if necessary, to cancel any or all existing insurance policies. Mortgagor agrees to furnish Mortgagee copies of all inspection reports and insurance recommendations received by Mortgagor from any insurer. Mortgagee makes no representations that the above insurance requirements are adequate protection for a prudent mortgagor.

      3.2   ESCROWS.

      After the occurrence of an Event of Default and at Mortgagee's request, Mortgagor shall deposit with Mortgagee, or its servicing agent, on the first day of each and every month, commencing with the date the first payment of interest and/or principal and interest shall become due on the Indebtedness, a deposit to pay the Impositions and insurance premiums (hereinafter collectively referred to as the "Charges") in an amount equal to:

      (a) One-twelfth (1/12) of the annual Impositions next to become due upon the Premises; provided that, with the first such deposit, there shall be deposited in addition an amount as estimated by Mortgagee which, when added to monthly deposits to be made thereafter as provided for herein, shall assure to Mortgagee's satisfaction that there will be sufficient funds on deposit to pay the Impositions as they come due; plus

      (b) One-twelfth (1/12) of the annual premiums on each policy of insurance required to be maintained hereunder; provided that with the first such deposit there shall be deposited, in addition, an amount equal to one-twelfth (1/12) of such annual insurance premiums multiplied by the number of months elapsed between the date premiums on each policy were last paid to and including the date of deposit;

provided that the amount of such deposits shall be based upon Mortgagee's estimate as to the amount of Impositions and premiums of insurance next to be payable and may require that the full amount of such payment will be available to Mortgagee at least one month in advance of the due date. Mortgagee will, upon timely presentation to Mortgagee by Mortgagor of the bills therefor, pay the Charges from such deposits. Mortgagor agrees to cooperate and assist in obtaining of tax bills when requested by Mortgagee. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time, or the prior deposits shall be less than the currently estimated monthly amounts, then Mortgagor shall immediately pay to Mortgagee on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited towards subsequent Charges.

      If an Event of Default shall occur under the terms of this Mortgage, Mortgagee may, at its option, without being required so to do, apply any deposits on hand to the payment of Charges whether then due or not or to the Indebtedness, in such order and manner as Mortgagee may elect. When the Indebtedness has been fully paid any remaining deposits shall be returned to Mortgagor as its interest may appear. All deposits are hereby pledged as additional security for the Indebtedness, shall be held for the purposes for which made as herein provided, may be held by Mortgagee or its servicing agent, shall be held without allowance of interest thereon and without fiduciary responsibility on the part of Mortgagee or its agents and shall not be subject to the direction or control of Mortgagor. Neither Mortgagee nor its servicing agent shall be liable for any act or omission made or taken in good faith. In making any payments, Mortgagee or its servicing agent may rely on any statement, bill or estimate procured from or issued by the payee without inquiry into the validity or accuracy of the same. If the taxes shown in the tax statement shall be levied on property more extensive than the Premises, Mortgagee shall be under no duty to seek a tax division or apportionment of the tax bill, and any payment of taxes based on a larger parcel shall be paid by Mortgagor and Mortgagor shall expeditiously cause a tax subdivision to be made.

                                       4.
                             UNIFORM COMMERCIAL CODE

      4.1   SECURITY AGREEMENT.

      This Mortgage shall constitute a security agreement as defined in the Uniform Commercial Code in effect in the State of North Dakota, as amended from time to time (hereinafter referred to as the "Code"), and Mortgagor hereby grants to Mortgagee a security interest within the meaning of the Code in favor of Mortgagee on the Lease, Improvements, Fixtures, Equipment and Personal Property, the Rents, Leases and Profits, the Judgements, Condemnation Awards and Insurance Proceeds and Other Rights, the Licenses, Permits, Equipment Leases and Service Agreements and the Proceeds described in Granting Clauses B, C, D, E and F of this Mortgage (hereinafter referred to as the "Collateral").

      4.2   FIXTURE FILING.

      As to those items of Collateral described in this Mortgage that are, or are to become fixtures related to the real estate mortgaged herein, and all products and proceeds thereof, it is intended as to those items that THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Premises are situated. The name of the record owner of the leasehold interest in said real estate is Mortgagor set forth in Page 1 to this Mortgage. Information concerning the security interest created by this instrument may be obtained from Mortgagee, as secured party, at its address as set forth in Page 1 of this Mortgage. The address of Mortgagor, as debtor, is as set forth in Page 1 to this Mortgage. This document covers goods which are or are to become fixtures. Mortgagor's Federal Tax Identification Number is 41-1883639.

      4.3   REPRESENTATIONS AND AGREEMENTS.

      Mortgagor represents and agrees:

      (a) Mortgagor is and will be the true and lawful owner of the Collateral, subject to no liens, charges, security interest and encumbrances other than the lien hereof and the Permitted Encumbrances;

      (b) the Collateral is to be used by Mortgagor solely for business purposes being installed upon the Premises for Mortgagor's own use or as the equipment and furnishing leased or furnished by Mortgagor;

      (c) the Collateral will not be removed from the Premises without the consent of Mortgagee except in accordance with Section 4.4 hereof;

      (d) unless stated otherwise in this Mortgage the only persons having any interest in the Collateral are Mortgagor and Mortgagee and no financing statement covering any such property and any proceeds thereof is on file in any public office except pursuant hereto;

      (e) the remedies of Mortgagee hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the Code shall not be construed as a waiver of any of the other rights of Mortgagee including having such Collateral deemed part of the realty upon any foreclosure thereof;

      (f) if notice to any party of the intended disposition of the Collateral is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to such intended disposition and may be given by advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to foreclose the real property or may be given by private notice if such parties are known to Mortgagee;

      (g) Mortgagor will from time to time provide Mortgagee on request with itemizations of all such Collateral on the Premises;

      (h) the filing of a financing statement pursuant to the Code shall never impair the stated intention of this Mortgage that all Improvements, Fixtures, Equipment and Personal Property described in Granting Clause B hereof are at all times and for all purposes and in all proceedings both legal or equitable regarded as part of the real property mortgaged hereunder irrespective of whether such item is physically attached to the real property or any such item is referred  to or reflected in a financing statement;

      (i) Mortgagor will on demand deliver all financing statements and/or continuations that may from time to time be required by Mortgagee to establish and perfect the priority of Mortgagee's security interest in such Collateral and all costs, including recording fees, shall be paid by Mortgagor;

      (j) Mortgagor shall give advance written notice of any proposed change in Mortgagor's name, address, identity or structure and will execute and deliver to Mortgagee prior to or concurrently with such change all additional financing statements that Mortgagee may require to establish and perfect the priority of Mortgagee's security interest; and

      (k) Mortgagor shall continue and pay all expenses of continuing the financing statement covering the Collateral in the event the security interest in such Collateral will expire by reason of statutory law prior to the end of the term of this Mortgage.

      4.4   MAINTENANCE OF PREMISES.

      Subject to the provisions of this Section, in any instance where Mortgagor in its discretion determines that any item subject to a security interest under this Mortgage has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Premises, Mortgagor may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function, provided, that such removal and substitution shall be of comparable quality and shall not impair the operating utility and unity of the Premises. All substituted items shall become a part of the Premises and subject to the lien of Mortgage. Any amounts received or allowed Mortgagor upon the sale or other disposition of the removed items of property shall be applied only against the cost of acquisition and installation of the substituted items.

                                       5.
                       APPLICATION OF INSURANCE AND AWARDS

      5.1   DAMAGE OR DESTRUCTION OF THE PREMISES.

      Mortgagor will give Mortgagee prompt notice of damage to or destruction of the Premises, and in case of loss covered by policies of insurance, Mortgagee (whether before or after foreclosure sale) is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom, provided, if Mortgagor is not in default hereunder, Mortgagor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of Fifty Thousand and 00/100 Dollars ($50,000.00). Any expense incurred by Mortgagee in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of Mortgagee) shall be reimbursed to Mortgagee first out of any such insurance proceeds. The insurance proceeds or any part thereof shall be applied to reduction of the Indebtedness then most remotely to be paid, whether due or not, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Mortgagee. In the event Mortgagee does not make insurance proceeds available for restoration and applies the insurance proceeds to payment of the Indebtedness no prepayment fee shall be due on the insurance proceeds so applied and the monthly installment payments of principal and interest set forth in the Note shall be adjusted to an amount sufficient to reamortize the then unpaid principal balance of the Note together with interest in equal monthly installment payments over the then remaining portion of the original amortization period. In the event Mortgagee does not make insurance proceeds available for reconstruction of the Premises, Mortgagor shall have the right to prepay the loan in full without a prepayment fee, provided such prepayment is made within ninety (90) days after notice from Mortgagee stating that such insurance proceeds will not be made available for reconstruction.

      5.2   CONDEMNATION.

      Mortgagor will give Mortgagee prompt notice of any action, actual or threatened, in Condemnation (as defined herein) or eminent domain and hereby assigns, transfers, and sets over to Mortgagee the entire proceeds of any award or claim for damages for all or any part of the Premises taken or damaged under the power of eminent domain or condemnation (herein referred to as "Condemnation"), Mortgagee being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Notwithstanding the foregoing, if Mortgagor is not in default hereunder, Mortgagor may itself in the case of a partial or temporary condemnation, settle and collect the proceeds if the damage is less than Fifty Thousand Dollars ($50,000.00). However, Mortgagor must apply all such proceeds toward restoration or repair of the Premises. Mortgagor will not enter into any agreements with the condemning authority permitting or consenting to the taking of the Premises unless prior written consent of Mortgagee is obtained. Any expenses incurred by Mortgagee in intervening in such action or collecting Condemnation proceeds (including the cost of any independent appraisal) shall be reimbursed to Mortgagee first out of the Condemnation proceeds prior to other payments or disbursements. Mortgagor shall deliver all Condemnation proceeds to Mortgagee immediately upon receipt thereof or shall, at Mortgagee's request, direct the condemning authority to deliver the Condemnation proceeds to Mortgagee. The Condemnation proceeds or any part thereof shall be applied upon or in reduction of the Indebtedness then most remotely to be paid, whether due or not, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Mortgagee. In the event Mortgagee does not make Condemnation proceeds available for restoration and applies the Condemnation proceeds to payment of debt, no prepayment fee shall be due on the Condemnation proceeds so applied and the monthly installment payments of principal and interest set forth in the Note shall be adjusted to an amount sufficient to reamortize the then unpaid principal balance of the Note together with interest in equal monthly installment payments over the then remaining portion of the original amortization period.

      5.3   DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS.

      Should any insurance or Condemnation proceeds in excess of $50,000.00 be applied to the restoration or repair of the Premises in accordance with this
Article 5, the restoration or repair shall be done under the supervision of an architect acceptable to Mortgagee (or, at Mortgagee's discretion, an engineer acceptable to Mortgagee) and pursuant to site and building plans and specifications approved by Mortgagee. The proceeds from insurance or Condemnation, after payment of costs and expenses of collection ("Net Proceeds"), shall be held by Mortgagee for such purposes and will from time to time be disbursed by Mortgagee to defray the costs of such restoration or repair under such safeguards and controls as Mortgagee may require and in accordance with standard construction loan procedures. Net Proceeds may at the option of Mortgagee be disbursed through a title insurance company selected by Mortgagee and at the sole cost of Mortgagor. Prior to making Net Proceeds available for the payment of costs of repair or restoration of the improvements upon the Premises, Mortgagee shall be entitled to receive the following:

      (a) Evidence that no Event of Default exists under any of the terms, covenants and conditions of this Mortgage, the Note, the Security Agreement, the Assignment of Leases, or other Loan Documents.

      (b) Evidence that all requirements under the Lease for the Premises have been met.

      (c) Satisfactory proof that all improvements have been fully restored, or that the expenditure of Net Proceeds will be sufficient to repair, restore or rebuild the improvements located on the Premises, free and clear of all liens, except the lien of this Mortgage. In the event Net Proceeds shall be insufficient to repair, restore or rebuild the improvements, Mortgagor shall deposit with Mortgagee funds equaling such deficiency, which, together with the Net Proceeds, shall be sufficient to pay for restoration, repair and rebuilding the Premises.

      (d) A statement of Mortgagor's architect, certifying the extent of the repair and restoration completed to the date thereof, and that such repair, restoration and rebuilding have been performed to date in conformity with the plans and specifications that have been approved by Mortgagee, together with appropriate evidence of payment for labor or materials furnished to the Premises, and total or partial lien waivers substantiating such payments.

      (e) A waiver of subrogation from any insurer to the effect that such insurer has no liability as to Mortgagor or the then owner or other insured under the policy of insurance in question.

      (f) Such insurance, in such amounts, issued by such company or companies and in such forms and substance, as are required by Mortgagee.

      (g) Satisfactory evidence is delivered to Mortgagee that the improvements can be rebuilt substantially to the same condition as those originally financed and can with restoration and repair continue to be operated for the purposes utilized prior to such damage which shall include evidence that zoning, building and other necessary permits and approvals have been obtained.

      (h) Evidence that the appraised value of the Premises after such restoration or repair shall not be less than its appraised value as of the date hereof

      (i) Evidence of fulfillment of all other reasonable requirements which Mortgagee may make in connection with repair of the improvements on the Premises.

      In the event Mortgagor shall fail to restore, repair or rebuild the improvements upon the Premises within a reasonable time, then such failure shall constitute an Event of Default hereunder and Mortgagee, at its option and upon not less than thirty (30) days written notice to Mortgagor, may in addition to its remedies contained in Article 8 hereof (i) restore, repair or rebuild the said improvements for or on behalf of Mortgagor and for such purpose, may perform all necessary or appropriate acts to accomplish such restoration, repair or rebuilding, or (ii) apply all or any part of Net Proceeds on account of the last maturing installments of the indebtedness whether then due or not. In the event insurance proceeds or an eminent domain award shall exceed the amount necessary to complete the repair, restoration, or the rebuilding of the improvements upon the Premises, such excess may, at Mortgagee's option, be applied on account of the last maturing installments of the indebtedness, irrespective of whether such installments are then due and payable, without application of a prepayment premium, or be returned to Mortgagor.

                                       6.
                                LEASES AND RENTS

      6.1   LEASES.

      Mortgagor will, at its own cost and expense, perform, comply with and discharge all of the obligations of Mortgagor under the Lease, and any other lease of the Premises, and use its best efforts to enforce or secure the performance of each obligation and undertaking due and owing under such leases and will appear in and defend, at its own cost and expense, any action or proceeding arising out of or in any manner connected with Mortgagor's interest in any leases pertaining to the Premises. Mortgagor will not modify, extend, renew, terminate, accept a surrender of, or in any way alter the terms of the leases, nor borrow against, pledge or assign any rentals due under the leases nor consent to a subordination or assignment of the interest to any party other than to Mortgagee, nor waive, excuse, condone or in any manner release or discharge any other party from any obligations, covenants, conditions and agreements to be performed nor incur any indebtedness, nor enter into any additional leases of all or any part of the Premises without the prior written consent of Mortgagee. Mortgagor shall notify Mortgagee of any default under any lease.

      6.2   MORTGAGEE'S RIGHT TO PERFORM UNDER LEASES.

      Should Mortgagor fail to perform, comply with or discharge any obligations of Mortgagor under any lease of all or any part of the Premises or should Mortgagee become aware of or be notified of a failure on the part of Mortgagor to so perform, comply with or discharge its obligations under said lease upon not less than ten (10) days written notice to Mortgagor (except in the case of an emergency and then no notice is required), Mortgagee may, but shall not be obligated to, and without further demand upon Mortgagor, and without waiving or releasing Mortgagor from any obligation contained in this Mortgage, remedy such failure, and Mortgagor agrees to repay upon demand all sums incurred by Mortgagee in remedying any such failure including, without limitation, Mortgagee's reasonable attorneys fees together with interest at the lesser of thirteen and seventy-five hundredths percent (13.75%) or the maximum rate allowed by law (the "Default Rate"). All such sums, together with interest as aforesaid, shall become an additional Indebtedness, but no such advance shall be denied to relieve Mortgagor from any default hereunder.

      6.3   ASSIGNMENT OF LEASES AND RENTS.

      Mortgagor does hereby unconditionally and absolutely sell, assign and transfer onto Mortgagee all of the leases, rents, issues, income and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any agreement or license for the use or occupancy of the Premises, whether now existing or entered into at any time during the term of this Mortgage. It is the intention of this Mortgage to establish an absolute transfer and assignment of all such leases and agreements and all of the rents and profits from the Premises and/or Mortgagor's operation or ownership thereof unto Mortgagee and Mortgagor does hereby appoint irrevocably Mortgagee as Mortgagor's true and lawful attorney in Mortgagor's name and stead, which appointment is coupled with an interest. Mortgagor shall have the right to possess and occupy the Premises and collect and retain such rents and profits unless and until an Event of Default exists under this Mortgage.

      6.4   REMEDIES.

      Upon an Event of Default and whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder or during any period of redemption, Mortgagee, without regard to waste, adequacy of the security or solvency of Mortgagor, may revoke the privilege granted Mortgagor hereunder to possess and occupy the Premises and collect the rents and profits, and may, at its option, without notice, in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, give, or require Mortgagor to give, notice authorizing and directing the lease party to pay all rents, issues and profits to and otherwise attorn to Mortgagee. Mortgagee may enter upon, take possession of, manage and operate said Premises, or any part thereof; may cancel, enforce or modify the leases, and receive, collect, fix or modify rents, and do any acts which Mortgagee deems proper to protect the security hereof with or without taking possession of the Premises. Mortgagee may also apply for the appointment of a receiver in accordance with the statutes and law made and provided for, which receivership Mortgagor hereby consents to, who shall collect the rents and profits, and all other income of any kind; manage the Premises so to prevent waste; execute leases within or beyond the period of receivership, and perform the terms of this Mortgage and apply the rents and profits to maintain the Premises, pay the costs and expenses of the receivership, and, to the extent allowed by law, to the reduction of the Indebtedness. The receiver may serve without bond if permitted by law.

      The entering upon and taking possession of the Premises, the appointment of a receiver, the collection of such rents and profits and the application thereof as aforesaid shall not cure or waive any Event of Default under this Mortgage nor in any way operate to prevent Mortgagee from pursuing any other remedy which it may now or hereafter have under the terms of this Mortgage nor shall it in any way be deemed to constitute Mortgagee a mortgagee-in-possession. The rights and power of Mortgagee hereunder shall remain in full force and effect both prior to and after any foreclosure of this Mortgage and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including Mortgagee, shall have the right, at any time and without limitation as provided by law, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Premises and the sum so advanced, with interest at the rate then in effect under the terms of the Note, shall be a part of the sum required to be paid to redeem from any foreclosure sale. The rights hereunder shall in no way be dependent upon and shall apply without regard to whether the Premises are in danger of being lost, materially injured or damaged or whether the Premises are adequate to discharge the Indebtedness. The rights contained herein are in addition to and shall be cumulative with the rights given in that certain Assignment of Leases and Rents (herein referred to as the "Assignment of Leases") dated of even date herewith from Mortgagor to Mortgagee, assigning any leases, rents and profits of the Premises. To the extent inconsistent with the terms of this Article 6, the terms of the Assignment of Leases shall control.

                                       7.
                                    REMEDIES

      7.1   RIGHT TO CURE EVENT OF DEFAULT.

      If Mortgagor shall fail to comply with any of the covenants or obligations of this Mortgage, upon not less than ten (10) days written notice to Mortgagor (except in the case of an emergency and then no notice is required) Mortgagee may, but shall not be obligated to, without further demand upon Mortgagor, and without waiving or releasing Mortgagor from any obligation in this Mortgage contained, remedy such failure, and Mortgagor agrees to repay upon demand all sums incurred by Mortgagee in remedying any such failure together with expenses and attorneys' fees and with interest at the at the Default Rate. Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Mortgagee's sole opinion, to remedy the failure of Mortgagor to comply with covenants or obligations of this Mortgage. All such sums, together with interest as aforesaid shall become Indebtedness. No such advance shall be deemed to relieve Mortgagor from any failure hereunder.

      7.2   NO CLAIM AGAINST MORTGAGEE.

      Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving Mortgagor or any party in interest with Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against Mortgagee in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property in such fashion as would create any personal liability against Mortgagee in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

      7.3   INSPECTION.

      Mortgagor will permit Mortgagee or its authorized representatives upon reasonable notice to enter the Premises at all times during normal business hours for the purpose of inspecting the same; provided Mortgagee shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

      7.4   WAIVERS; RELEASES, RESORT TO OTHER SECURITY, ETC.

      Without affecting the liability of any party liable for payment of any Indebtedness or performance of any obligation contained herein, and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time, and without notice to or the consent of Mortgagor or any party in interest with the Premises or the Note: (a) release any person liable for payment of all or any part of the indebtedness or for performance of any obligation herein; (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof, (c) accept any additional security; (d) release or otherwise deal with any property, real or personal, including any or all of the Premises, including making partial releases of the Premises; or (e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

      7.5   RIGHTS CUMULATIVE.

      Each right, power or remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to Mortgagee, at law or in equity, or under the Code, or under any other agreement, and each and every right, power and remedy of Mortgagee herein set forth or otherwise so existing shall be cumulative to the maximum extent permitted by law and may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee and any such exercise shall not be a waiver of the right to exercise at any time thereafter of any other right, power or remedy. No delay or omission by Mortgagee in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of Mortgagee to resort thereto at a later date or be construed to be a waiver of any Event of Default under this Mortgage or the Note.

      7.6   SUBSEQUENT AGREEMENTS.

      Any agreement hereafter made by Mortgagor and Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

      7.7   WAIVER OF APPRAISEMENT, HOMESTEAD, MARSHALING.

      Mortgagor hereby waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereinafter in force. Mortgagor hereby waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Premises, or as to require Mortgagee to exhaust its remedies against a specific portion of the Premises before proceeding against the other and does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel. Mortgagor also hereby waives any and all rights of reinstatement and redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Mortgagor, and each and every person acquiring any interest in, or title to the Premises described herein subsequent to the date of this Mortgage, and on behalf of all other persons to the extent permitted by applicable law.

      7.8   BUSINESS LOAN REPRESENTATION.

      Mortgagor represents and warrants to Mortgagee that the Indebtedness evidenced by the Note is a business loan transacted solely for the purpose of carrying on the business of Mortgagor and not a consumer transaction and that the Premises does not constitute the homestead of Mortgagor nor is it used for agricultural purposes.

      7.9   DISHONORED CHECKS.

      In the event Mortgagor shall send to Mortgagee two (2) or more checks in any twelve (12) month period which are not honored by the bank, for any reason, Mortgagee shall have the right to require that all future payments be made by certified check, or other good funds, at Mortgagee's option.

                                       8.
                         EVENTS OF DEFAULT AND REMEDIES

      8.1   EVENTS OF DEFAULT.

      The occurrence of any of the following shall be deemed an event of default under this Mortgage (hereinafter referred to as an "Event of Default"):

      (a) Mortgagor or any of the Guarantors shall fail to pay any principal or interest on the Note when and as the same becomes due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise); or

      (b) If requested, Mortgagor shall fail to deposit the Charges with Mortgagee or to pay when due any other Indebtedness; or

      (c) Mortgagor shall fail to comply with or perform any other term, condition or covenant of the Note, this Mortgage, the Security Agreement, the Assignment of Leases or any other Loan Documents other than as described in Sections 8.1(a), 8.1(b) and 8.1(d) through 8.1(h) hereof, inclusive, and the continuance of such default for thirty (30) days after written notice; or

      (d) Mortgagor or any of the Guarantors of the Note shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, dissolution, liquidation, arrangement, composition, readjustment or similar relief under any present or future bankruptcy or insolvency statute, law or regulation or shall file an answer admitting to or not contesting the material allegations of a petition filed against it in such proceedings, or shall not within sixty (60) days after the filing of such a petition have the same dismissed or vacated, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of a material part of its properties, or shall not within sixty (60) days after the appointment of a trustee, receiver or liquidator of any material part of its properties have such appointment vacated, or Mortgagor shall in good faith deem itself insecure; or

      (e) Any certification, representation or warranty made by Mortgagor herein in the Note, in the other Loan Documents, or made in connection with the application for the loan evidenced by the Note or given as an inducement to Mortgagee to make the loan shall be false, breached or dishonored; or

      (f) The Premises shall be transferred in any manner other than that allowed herein; or

      (g) Mortgagor or any of the Guarantors of the Indebtedness shall be dissolved, liquidated or go out of existence; or

      (h) The construction of the Premises is not completed by January 1, 2002.

      (i)   An Event of Default exists under the Lease.

      8.2   MORTGAGEE'S RIGHT TO ACCELERATE.

      Upon the occurrence of an Event of Default, Mortgagee may immediately and without notice to Mortgagor declare the entire unpaid principal balance of the Note together with all other Indebtedness to be immediately due and payable and thereupon all such unpaid principal balance of the Note together with all accrued interest thereon, any prepayment premium due under the terms of the Note and all other Indebtedness shall be and become immediately due and payable.

      8.3   REMEDIES OF MORTGAGEE AND RIGHT TO FORECLOSE.

      Upon the occurrence of an Event of Default, Mortgagor hereby authorizes and fully empowers Mortgagee to foreclose this Mortgage as allowed by law with full authority to sell the Premises at public auction and convey the same to the purchaser in fee simple, either in one parcel or separate lots and parcels, all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the principal, prepayment fee, if any, and interest due on the Note and all other Indebtedness together with all sums of money as Mortgagee shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon as herein provided and all costs and expenses of such foreclosure, including lawful attorneys' fees, with the balance, if any, to be paid to the persons entitled thereto by law.

      8.4   RECEIVER.

      Upon the occurrence of an Event of Default, Mortgagee shall be entitled as a matter of right without notice and without regard to the solvency or insolvency of Mortgagor, or the existence of waste of the Premises or adequacy of the security of the Premises, and without giving bond to apply for the appointment of a receiver in accordance with the statutes and law made and provided for who shall have all the rights, powers and remedies as provided by such statute or law. Mortgagor does hereby irrevocably consent to the appointment of a receiver.

      8.5   RIGHTS UNDER UNIFORM COMMERCIAL CODE.

      In addition to the rights available to a mortgagee of real property, Mortgagee shall also have all the rights, remedies and recourse available to a secured party under the Code including the right to proceed under the provisions of the Code governing default as to any Collateral as defined in this Mortgage which may be included on the Premises or which may be deemed nonrealty in a foreclosure of this Mortgage or to proceed as to such Collateral in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

      8.6   RIGHT TO DISCONTINUE PROCEEDINGS.

      In the event Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and in such event Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness in which case this Mortgage and all rights, remedies and recourse of Mortgagee shall continue as if such action or exercise of a right had not been invoked.

      8.7   WAIVERS.

      Mortgagor also waives to the extent permitted by law the benefit of all laws now existing or that may hereinafter be enacted providing for (i) any appraisal before sale of any portion of the Premises, and (ii) in any way extending the time for the enforcement and collection of the Note or this Mortgage or creating or extending a period of redemption from any sale made in collecting said debt. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter enforced providing for any appraisal, evaluation, stay, extension or redemption and Mortgagor, to the extent permitted by law, waives and releases all rights of redemption, valuation, appraisal, stay of execution, notice of election to mature or declare due the whole of this Mortgage and marshaling in the event of foreclosure of the liens hereby created.

      8.8   ACKNOWLEDGMENT OF WAIVER OF HEARING BEFORE SALE.

      Mortgagor understands and agrees that if an Event of Default shall occur, Mortgagee has the right, INTER ALIA, to foreclose this Mortgage by advertisement; that if Mortgagee elects to foreclose by advertisement, it may cause the Premises, or any part thereof, to be sold at public auction. Mortgagor further understands that upon the occurrence of an Event of Default, Mortgagee may also elect its rights under the Uniform Commercial Code and take possession of the Collateral and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (10) days prior notice of such disposition must be given, all as provided for by the Uniform Commercial Code. Mortgagor further understands that under the Constitution of the United States and the Constitution of the State of North Dakota it may have the right to notice and hearing before the Premises may be sold and that the procedure for foreclosure by advertisement described above does not insure that notice will be given to Mortgagor and neither said procedure for foreclosure by advertisement nor the Uniform Commercial Code requires any hearing or other judicial proceedings. MORTGAGOR HEREBY EXPRESSLY CONSENTS AND AGREES THAT THE PREMISES MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE PERSONAL PROPERTY MAY BE DISPOSED OF PURSUANT TO THE UNIFORM COMMERCIAL CODE, ALL AS DESCRIBED ABOVE. MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS SECTION AND MORTGAGOR'S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

                                       9.
                                  MISCELLANEOUS

      9.1   RELEASE OF MORTGAGE.

      When all Indebtedness has been paid, this Mortgage and all assignments herein contained shall, except as otherwise provided herein, terminate and shall be released by Mortgagee at Mortgagor's expense.

      9.2   CHOICE OF LAW.

      This Mortgage is made and executed under the laws of the State of North Dakota and is intended to be governed by the laws of said State.

      9.3   SUCCESSORS AND ASSIGNS.

      This Mortgage and each and every covenant, agreement and other provision hereof shall be binding upon Mortgagor and its successors and assigns, including, without limitation each and every person or entity that may, from time to time, be record owner of the Premises or any other person having an interest therein, shall run with the land and shall inure to the benefit of Mortgagee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Mortgage. Nothing in this paragraph shall be construed to constitute consent by Mortgagee to assignment by Mortgagor.

      9.4   PARTIAL INVALIDITY.

      All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Mortgage shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Mortgage shall in no way be affected thereby.

      9.5   CAPTIONS AND HEADINGS.

      The captions and headings of the various sections of this Mortgage are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

      9.6   NOTICES.

      Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt, or (c) sent by facsimile followed up by mailing of such notice by either of the methods set forth in Section 9.6(a) or (b) above on the day of sending such facsimile or the next succeeding business day. Any such notice shall be sent to the respective party's address as set forth on Page 1 of this Mortgage or to such other address as such party may, by notice in writing, designate as its address. Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail, one (1) day after the sending thereof by overnight carrier, and on the same day as the sending of a facsimile pursuant to the terms hereof.

      9.7   BUILDING USE.

      During the entire term of the Note and this Mortgage, Mortgagor agrees not to convert the Premises to any use other than as a restaurant. In that connection, Mortgagor covenants that any other non-conforming use of the Premises shall constitute an Event of Default hereunder.

      9.8   AMENDMENT/MODIFICATION.

      Amendment to, waiver of or modification of any provision of this Mortgage must be made in writing. No oral waiver, amendment, or modification may be implied.

      9.9   REPRESENTATIONS OF MORTGAGOR.

      Mortgagor affirmatively represents and warrants that the written terms of the Commitment Letter, the Note, this Mortgage, the Security Agreement, the Assignment of Leases and the other Loan Documents, and each of them, accurately reflect the mutual understanding of Mortgagor and Mortgagee, as to all matters addressed therein, and Mortgagor further represents and warrants that there are no other agreements or understandings, written or oral, which exist between Mortgagor and Mortgagee relating to the matters addressed in said documents.

      9.10  MORTGAGEE'S EXPENSE.

      Should Mortgagee make any payments hereunder or under the Note or under any other Loan Documents or incur any liability, loss or damage under or by reason of this Mortgage, the Note or any other Loan Documents, or in the defense of any claims or demands, the amount thereof, and all costs and expenses, including all filing, recording, and title fees and any other expenses relating to the Indebtedness, including without limitation filing fees for UCC continuation statements and any expense involving modification thereto, attorneys' fees, and any and all costs and expenses incurred in connection with making, performing, or collecting the Indebtedness or exercising any of Mortgagee's rights under the Note, this Mortgage or any other Loan Documents, including attorneys' fees, the cost of appraisals and the cost of any environmental inspections in connection therewith, and all claims for brokerage and finder's fees which may be made in connection with the making of the loan, together with interest thereon at the Default Rate, shall become part of the Indebtedness and shall be secured by this Mortgage and the other Loan Documents and Mortgagor hereby agrees to reimburse Mortgagee therefor immediately upon demand. Such sums, costs and expenses shall be, until so paid, part of the Indebtedness and Mortgagee shall be entitled, to the extent permitted by law, to receive and retain the full amount of the Indebtedness in any action for redemption by Mortgagor, for an accounting for the proceeds of a foreclosure sale or of insurance proceeds or for apportionment of an eminent domain damage award.

      9.11  MORTGAGEE'S RIGHT TO COUNSEL.

      If Mortgagee retains attorneys to enforce any of the terms hereof or the Note or of the other Loan Documents or because of the breach by Mortgagor of any of the terms hereof or of any of the other Loan Documents, or for the recovery of any Indebtedness, Mortgagor shall pay to Mortgagee attorneys' fees and all costs and expenses, whether or not an action is actually commenced and the right to such reasonable attorneys' fees and all costs and expenses shall be deemed to have accrued on the date such attorneys are retained, shall include fees and costs in connection with litigation, arbitration, mediation, bankruptcy and/or administrative proceedings, and shall be enforceable whether or not such action is prosecuted to judgment and shall include all appeals. Attorneys' fees and expenses shall for purposes of this Mortgage include all paralegal, electronic research, legal specialists and all other reasonable and necessary costs in connection with that performance of Mortgagee's attorneys.

      If Mortgagee is, by reason of being the holder of this Mortgage, made a party defendant of any litigation concerning this Mortgage or the Premises or any part thereof or therein, or the construction, maintenance, operation or the occupancy or use thereof by Mortgagor, then Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against all liability by reason of said litigation, including reasonable attorneys' fees and all costs and expenses incurred by Mortgagee in any such litigation or other proceedings, whether or not any such litigation or other proceedings is prosecuted to judgment or other determination.

      9.12  OTHER REPRESENTATIONS AND WARRANTIES.

      All statements contained in any loan application, certificate or other instrument delivered by or on behalf of Mortgagor to Mortgagee or Mortgagee's representatives in connection with the Indebtedness shall constitute representations and warranties made by Mortgagor hereunder. Such representation and warranties made hereunder and thereunder shall survive the delivery of this Mortgage, and any misrepresentations thereunder shall be deemed as misrepresentations hereunder.

      9.13  LIMITATION OF INTEREST.

      It is the intent of Mortgagor and Mortgagee in the execution of this Mortgage, the Note and the other Loan Documents, to contract in strict compliance with the usury laws of the State of North Dakota governing the Note. In furtherance thereof, Mortgagee and Mortgagor stipulate and agree that none of the terms and provisions contained herein or in the Note or Loan Documents shall ever be construed to create a contract for the use, forbearance or detection of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of North Dakota. Mortgagor, or any Guarantors, or other party now or hereafter becoming liable for the payment of the Note shall never be required to pay interest on the Note at a rate in excess of the maximum interest that may be lawfully charged under the laws of the State of North Dakota and the provisions of this Section shall control over all other provisions of the Note and any other Loan Documents which may be in apparent conflict herewith. If, from any circumstances whatsoever fulfillment of any provision of the Note, this Mortgage or any Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit on interest presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then Mortgagee may, at its option (i) reduce the obligations to be fulfilled to such limit on interest, or (ii) apply the amount that would exceed such limit on interest to the reduction of the outstanding principal balance of the Note, and not to the payment of interest, with the same force and effect as though Mortgagor had specifically designated such sums to be so applied to principal and Mortgagee had agreed to accept such extra payment(s) as a prepayment without a fee, so that in no event shall any exaction be possible under the Note that is in excess of the applicable limit on interest.

      9.14  TIME OF THE ESSENCE.

      Mortgagor agrees that time is of the essence with respect to all of the covenants, agreements and representations under this Mortgage.

      9.15  SURVIVAL OF REPRESENTATIONS WARRANTIES AND COVENANTS.

      All representations covenants and warranties contained herein, or in any of the other Loan Documents shall survive the delivery of the Note, this Mortgage and all other Loan Documents and the provisions hereof shall continue to inure to the benefit of Mortgagee, its successors and assigns.

      9.16  WAIVER OF JURY TRIAL.

      No party to this Mortgage or any assignee, successor, heir or personal representative of a party shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation proceedings based upon or arising out of this Mortgage, any related agreement or instrument, any other collateral for the Indebtedness or the dealings or the relationship between or among the parties, or any of them. No party will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial cannot or has not been waived. The provisions of this paragraph have been fully discussed by the parties hereto, and these provisions shall be subject to no exceptions. No party has in any way agreed with or represented to any other party that the provisions of this paragraph will not be fully enforced in all instances.

      9.17  MINIMUM REQUIREMENT.

      Mortgagor recognizes that the requirements imposed upon Mortgagor hereunder, including, without limitation, insurance requirements, are minimum requirements as determined by Mortgagee and do not constitute a representation that the requirements are complete or adequate. Mortgagor understands that it is Mortgagor's duty and responsibility to act prudently and responsibly at all times for Mortgagor's protection and for the protection of the Premises.

      9.18  SHORT-TERM MORTGAGE REDEMPTION.

      The parties agree that the provisions of the short-term mortgage redemption act shall govern this Mortgage.

      Mortgagor has caused this Mortgage to be executed as of the date first above written.

      NOTICE: LENDER HAS THE RIGHT TO PROCEED TO OBTAIN AND COLLECT A DEFICIENCY JUDGMENT, TOGETHER WITH FORECLOSURE OF THE REAL PROPERTY MORTGAGED UNDER APPLICABLE LAW.

                                          MORTGAGOR:

                                          FOUNDERS FOOD & FIRKINS LTD.




                                          By: /s/ Steven J. Wagenheim
                                             -----------------------------------
                                             Its: President
                                                 -------------------------------

STATE OF                )
                        ) ss.
COUNTY OF               )

      The foregoing instrument was acknowledged before me this 19th day of July, 2001, by Steven J. Wagenheim, the President, of Founders Food & Firkins Ltd., a Minnesota corporation, on behalf of the corporation.

                                           /s/ Laura L. Krenz
                                          --------------------------------------
                                          Notary Public



THIS DOCUMENT WAS DRAFTED BY:

LINDQUIST & VENNUM, P.L.L.P. (LLK)
80 S. 8th Street
4200 IDS Center
Minneapolis MN 55402

                                    EXHIBIT A
                                LEGAL DESCRIPTION


All of Lots numbered Five (5), Six (6), Seven (7), and Eight (8); and part of Lots numbered Three (3), Four (4), Nine (9), and Ten (10), all in Block "A" of Replat of Part of Block numbered Three (3) of West Acres Third Addition to the City of Fargo, Cass County, North Dakota; AND also part of Block numbered Three
(3) of West Acres Third Addition to the City of Fargo, Cass County, North Dakota, described as follows:

Beginning at the Southwest corner of said Block "A"; thence North 00(DEG.) 28' 50" East, on an assumed bearing on the West line of said Block "A", a distance of 400.06 feet, to the Northwest corner of said Block "A"; thence continuing North 00(DEG.) 28' 50" East, on the West line of said Block Three
(3), a distance of 202.13 feet; thence South 89(DEG.) 31' 10" East 126.07 feet; thence South 00(DEG.) 28' 50" seconds West 116.74 feet; thence Southeasterly, on a circular curve concave to the Northeast with a radius of
76.50 feet, an arc length of 89.89 feet and a central angle of 67(DEG.) 19' 32"; thence on a compound circular curve concave to the Northeast with a radius of 210.70 feet, an arc length of 82.16 feet and a central angle of 22(DEG.) 20' 24", to the North line of said Block "A"; thence South 89(DEG.) 11' 06" East, on the said North line, a distance of 50.61 feet; thence South 00(DEG.) 00' 00" East 3.09 feet; thence North 90(DEG.) 00' 00" West 3.96 feet; thence South 00(DEG.) 00' 00" East 211.97 feet; thence North 90(DEG.) 00' 00" West 30.53 feet; thence South 00(DEG.) 00' 00" East 179.63 feet, to the South line of said Block "A"; thence South 89(DEG.) 46' 58" West, on the said South line, a distance of 272.58 feet, to the point of beginning.

                                    EXHIBIT B
                             PERMITTED ENCUMBRANCES


1.    Real estate taxes not yet due and owing.

2. Declaration of Land Use dated June 21, 1972, recorded June 23, 1972 at 11:00 A.M. in Book X-4 of Misc. on page 19 as Document #459545. This places restrictions on the use of the property so long as Sears, Roebuck and Co. is located in the regional shopping center.

3.    Right of Way Easements to Cass County Electric Cooperative, Inc.:

      (a) Dated January 10, 1977, recorded January 17, 1977 at 8:08 A.M. in Book G-7 of Misc. on page 225 as Document #513208. Based upon survey 01-1006 by Uletig Engineers, this is located along the west property line.

      (b) Dated June 15, 1983, recorded January 10, 1984 at 9:03 A.M. in Book R-9 of Misc. on page 582 as Document #609735. Based upon survey 01-1006 by Uletig Engineers, this is located ten feet north of the south property line, and ten feet south of the north property line, and twenty feet east of the west property line.

4. Gas Line Easement to Northern States Power Company, dated August 30, 1983, recorded August 31, 1983 at 11:35 A.M. in Book P-9 of Misc. on page 41 as Document #604215. Based upon survey 01-1006 by Uletig Engineers and the easement, this is a five foot strip, with the south line of said strip is the north property line.

5.    Easements to Northern States Power Company:

      (a) Dated November 23, 1955, recorded November 29, 1955 at 8:12 A.M. in Book R-2 of Misc. on page 343 as Document #326356. Based upon survey 01-1006 by Uletig Engineers and the easement, this is a seventy-five foot strip, the east line of said strip is the west property line.

      (b) Dated April 13, 1954, recorded June 2, 1954 at 8:02 A.M. in Book L-2 of Misc. on page 162 as Document #314831. Based upon survey 01-1006 by Uletig Engineers and the easement, this is a one hundred fifty foot strip, the east line of said strip is approximately thirty-eight feet east of the west property line.

      (c) Dated November 2, 1955, recorded November 4, 1955 at 8:12 A.M. in Book R-2 of Misc. on page 191 as Document #325841.

      (d) Assignment and Assumption of Easements between Xcel Energy Inc. (assignor) and Northern States Power Company (assignee), dated November 30, 2000, recorded March 22, 2001 at 1:02 P.M. as Document #977004.

6. Permanent Easement to City of Fargo dated January 31, 2000, recorded June 21, 2000 at 8:00 A.M. as Document #959278. Based upon survey 01-1006 by Uletig Engineers and the easement, this a ten foot and twelve foot strip, both adjoining the west property line AND a ten foot strip adjoining the south property line.

7.    Williams Pipe Line Company:

      (a) Right of Way Agreement dated April 29, 1946, recorded June 29, 1946 at 8:11 A.M. in Book W-1 of Misc. on page 47 as Document #258189.

      (b) Special Warranty Deed by Great Lakes Pipe Line Company to Williams Brothers Pipe Line, dated March 15, 1966, recorded March 31, 1966 at 8:05 A.M. in Book 314 of Deeds on page 5 as Document #406508.

      (c) Right of Way Agreement dated April 2, 1971, recorded May 14, 1971 at 8:01 A.M. in Book N-5 of Misc. on page 132 as Document #447928.

      (d) Partial Release of Right of Way, which includes a Reservation of a one hundred foot strip, dated April 2, 1971, recorded July 9, 1971 at 10:06 A.M. in Book O-5 of Misc. on page 100 as Document #449587.

      (e) Agreement dated September 26, 1978, recorded October 10, 1978 at 8:20 A.M. in Book Y-7 of Misc. on page 627 as Document #544324.

      Based upon survey 01-1006 by Uletig Engineers, this runs along the approximate west seventy-five feet, turns diagonally, and then turns and runs along the approximate south line one hundred twenty feet.

8. Mortgage by West Acres Development, LLP to Metropolitan Life Insurance Company, dated January 4, 1999, recorded January 4, 1999 at 2:41 P.M. as Document #920503, in the original principal sum of $40,000,000.00 (only as to unimproved leasehold property).

9. Assignment of Leases by West Acres Development, LLP to Metropolitan Life Insurance Company, dated January 4, 1999, recorded January 4, 1999 at 2:41 P.M. as Document #920504 (only as to unimproved leasehold property).

10. Financing Statement by West Acres Development, LLP to Metropolitan Life Insurance Company, dated January 4, 1999, recorded January 4, 1999 at 2:39 P.M. as Document #920505 (only as to unimproved leasehold property).

                               SECURITY AGREEMENT

      THIS AGREEMENT is made this 19th day of July, 2001, by and between FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation, whose principal place of business is located at 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416 (the "Debtor") and FIRST NATIONAL BANK, a national banking association, whose principal place of business is located at 125 West Sioux Avenue, Pierre, South Dakota 57501 (the "Secured Party").

                             W I T N E S S E T H:

      WHEREAS, Secured Party is lending Debtor up to One Million Five Hundred Thousand Dollars ($1,500,000) pursuant to a Term Note and Loan Agreement of even date between the parties; and

      WHEREAS, Secured Party is willing to make such financing available to the Debtor, subject to the taking of necessary security;

      NOW, THEREFORE, in consideration of the premises and the mutual undertakings herein contained, the parties agree as follows:

                                   ARTICLE 1.

                        SECURITY INTEREST AND COLLATERAL

      To secure the payment and performance of each and every debt, liability, and obligation of every type and description which Debtor may now, or at any time hereafter, owe to Secured Party (whether such debt, liability, or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations herein collectively referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (the "Security Interest") in the following property (the "Collateral"):

      The Ground Lease between West Acres Development, LLP, as Landlord, and Debtor, as Tenant, dated January 18, 2001;

      All inventory of Debtor, whether now owned or hereafter acquired pertaining to the Leased Premises;

      All equipment of Debtor pertaining to the Leased Premises, whether now owned or hereafter acquired, including but not limited to, all present and future machinery, vehicles, furniture, fixtures, office and record keeping equipment, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the Security Interest granted herein to be valid as to all of Debtor's equipment);

      Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease, or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel paper, accounts, loans, and obligations receivable, and tax refunds;

      All general intangibles of Debtor related to the Leased Premises, whether now owned or hereafter acquired, including but not limited to, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, and the right to use Debtor's name, Deposit Accounts; and

      All room rentals, licenses and agreements including without limitation all receivables and other amounts arising in the ordinary course of Debtor's business conducted on or from the Premises;

together with all substitutions and replacements for and products of any of the foregoing property, all proceeds (including insurance proceeds) of any and all of the foregoing property and, in the case of all tangible Collateral, together with all (i) accessions, (ii) accessories, attachments, parts, equipment, and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (iii) warehouse receipts, bills of lading, and other documents of title now or hereafter covering such goods. Any item used in the Uniform Commercial Code ("UCC") and not defined in this Agreement shall have the meaning given to the term in the UCC now or hereafter in effect.

                                   ARTICLE 2.

                  REPRESENTATIONS, WARRANTIES, AND AGREEMENTS

      Debtor represents, warrants, and agrees that:

      1. Debtor is a Minnesota corporation in good standing in Minnesota, and qualified to do business in North Dakota and in every other state where Debtor conducts business or owns property.

      2. The Collateral will be used for business purposes.

      3. If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, the real estate concerned is located upon the real estate described in the Leasehold Mortgage delivered by Debtor to Secured Party pursuant to the Loan Agreement, and the Debtor is the record leasehold owner of any such real estate.

      4. Debtor's chief executive office is located at the address set forth in the first paragraph of this Agreement; Debtor's state of incorporation is Minnesota; and Debtor's exact legal name is as set forth in the first paragraph of this Agreement.

      5. Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest, and will defend the Collateral against all claims or demands of all persons other than Secured Party. Debtor will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Secured Party, except that, until the occurrence of an Event of Default and the revocation by Secured Party of Debtor's right to do so, Debtor may sell any inventory constituting Collateral to buyers in the ordinary course of business.

      6. Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

      7. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

      8. Debtor will:

            (a) Keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

            (b) Promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

            (c) Keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest;

            (d) At all reasonable times, upon reasonable notice, permit Secured Party or its representatives at Debtor's expense to examine or inspect any Collateral wherever located, and to examine, inspect and copy Debtor's and other obligor's books and records pertaining to the Collateral and their business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor;

            (e) Keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Debtor's business and financial condition as Secured Party may from time to time reasonably request;

            (f) Promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper or account constituting Collateral;

            (g) If Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor;

            (h) At all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest;

            (i) From time to time execute such financing statements as Secured Party may reasonably require in order to perfect the Security Interest;

            (j) Pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

            (k) Execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights under this Agreement;

            (l) Not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state, or local law, statute or ordinance;

            (m) Not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee or encumbrancer of such real property or the owner or purchaser of any interest therein.

            (n) Not change its corporate name without providing Secured Party with thirty (30) days prior written notice.

If Debtor at any time fails to perform or observe any agreement contained in this Section 8, and if such failure shall continue for a period of ten (10) calendar days after Secured Party gives Debtor written notice thereof (or, in the case of the agreements contained in subsections (h) and (i) of this Section 8, immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party's option, in Secured Party's own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate permitted by law. To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name of and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this
Article 2. Debtor authorizes Secured Party to file a financing statement describing the Collateral.

                                    ARTICLE 3

                       COLLECTION RIGHTS OF SECURED PARTY

      Secured Party may at any time (both before and after the occurrence of any Event of Default) notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, Debtor will notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the payment due is payable directly to Secured Party. At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

                                    ARTICLE 4

                             ASSIGNMENT OF INSURANCE

      Debtor hereby assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party. Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in its own name or in Debtor's name, execute and deliver proofs of claim, receive all moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy; provided, if Debtor is not in default hereunder, Debtor may itself adjust and collect for any losses arising out of a single occurrence not in excess of $50,000.00.

                                   ARTICLE 5.

                                EVENTS OF DEFAULT

      Any of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"):

      1. Debtor shall fail to pay any or all of the Obligations when due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise);

      2. Debtor shall fail to observe or perform any covenant or agreement herein binding on it (not otherwise described in this Article 5) and continuance of such failure for thirty (30) days after written notice thereof;

      3. Any representation or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of the Debtor shall prove materially false or misleading;

      4. A garnishment summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor; or

      5. An Event of Default shall occur under the Loan Agreement.

                                    ARTICLE 6

                         REMEDIES UPON EVENT OF DEFAULT

      Upon the occurrence of an Event of Default under Article 5 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies:

      1. Declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand;

      2. Exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Article 8) at least ten (10) calendar days prior to the date of intended disposition or other action; and/or

      3. Exercise or enforce any and all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property.

Upon the occurrence of the Event of Default described in Section 6.1 of the Loan Agreement, all obligations shall be immediately due and payable without demand or notice thereof. Secured Party is hereby granted a nonexclusive, world-wide and royalty-free license to use or otherwise exploit all trademarks, tradenames, trade secrets, and franchises of Debtor that Secured Party deems necessary or appropriate to the disposition of any collateral.

                                    ARTICLE 7

                             OTHER PERSONAL PROPERTY

      Unless at the time Secured Party takes possession of any tangible Collateral, or within seven (7) days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

                                    ARTICLE 8

                                  MISCELLANEOUS

      This Agreement does not contemplate a sale of accounts or chattel paper. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given.

Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal laws of the State of North Dakota except as required by mandatory provisions of law and except to the extent that the validity or perfection of the Security Interest hereunder, or remedies hereunder, in respect of any particular Collateral is governed by the laws of a jurisdiction other than the State of North Dakota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Upon payment in full of the obligations, this Agreement and the security interest created hereunder shall become null and void and of no further effect.

                                    SECURED PARTY:

                                    FIRST NATIONAL BANK


                                    By: /s/ Craig Davis
                                       ---------------------------------------
                                          Craig Davis,
                                          Branch President

                                     DEBTOR:

                                    FOUNDERS FOOD & FIRKINS LTD.


                                    By /s/ Steven J. Wagenheim
                                      ------------------------------------------

                                      Title: President
                                           -------------------------------------

                         ASSIGNMENT OF LEASES AND RENTS


      THIS ASSIGNMENT, made this 19th day of July, 2001, by FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation, whose address is 5831 Cedar Lake Road, St. Louis Park, Minnesota 55416 (the "Assignor"), to FIRST NATIONAL BANK, a national banking association, whose address is 125 West Sioux Avenue, Pierre, South Dakota 57501 (the "Assignee"),

                                   WITNESSETH:

      FOR VALUE RECEIVED, the Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor in and to all leases and subleases now or hereafter entered into whether oral or written which demise any portion of Assignor's leasehold interest under the Ground Lease of the real estate described in EXHIBIT A attached hereto (the "Premises"), together with any and all extensions and renewals thereof (all such leases collectively, the "Leases"), together with the immediate and continuing right to possess and occupy the Premises and collect and receive all rents, income, payments and profits arising out of said Leases or out of the Premises or any part thereof (the "Rents"), all for the purpose of securing the following (collectively, the "Indebtedness"):

      1. Payment of the indebtedness evidenced by that certain Term Note of even date herewith (the "Term Note") in the principal sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), executed and delivered by the Assignor and payable to the order of the Assignee, secured by a Mortgage-Short-Term-Mortgage Redemption Leasehold Mortgage, Security Agreement, Fixture Financing Statement with Assignment of Leases and Rents (the "Leasehold Mortgage") of same date from the Assignor to the Assignee upon the Premises, filed for record in the County of Cass, State of North Dakota;

      2. Payment of all other sums with interest thereon becoming due and payable to the Assignee set forth herein and in the Term Note and the Leasehold Mortgage;

      3. Performance and discharge of each and every obligation, covenant and agreement of the Assignor set forth herein and in the Term Note and the Leasehold Mortgage.

      AND THE ASSIGNOR FURTHER AGREES, ASSIGNS AND COVENANTS:

1. LEASES. To faithfully abide by, perform and discharge each and every obligation, covenant and agreement of said Leases by Assignor to be performed; to use its best efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement of said Leases to be performed; not to modify, extend, renew, terminate, surrender, or in any way alter the terms of the Leases; nor borrow against, pledge, or assign any of the Assignor's rights under the Leases or any Rents due thereunder, nor consent to a subordination or assignment of the interest of the Leases or Rents to any party other than the Assignee, nor waive, excuse, condone or in any manner release or discharge any other party from their obligations, covenants, conditions and agreements to be performed, nor to incur any indebtedness to any other party, nor enter into any additional Leases of all or any part of the Premises without the prior written consent of the Assignee.

2. PROTECT SECURITY. At the Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities thereunder, and to pay all costs and expenses of the Assignee, including attorney's fees, in any such action or proceeding in which the Assignee in its sole discretion may appear.

3. REPRESENTATIONS. The Assignor represents and warrants that: (a) it has full right and title to assign the Leases and the Rents; (b) the Leases are valid, in full force and effect and have not been modified or amended; (c) there are no outstanding assignments or pledges of the Leases or Rents; (d) there are no existing defaults under the provisions of the Leases on the part of any party thereto; and (e) no Rents have been waived, anticipated, discounted, compromised or released.

4. PRESENT ASSIGNMENT. This Assignment shall constitute a perfected, absolute and present assignment, provided, the Assignor shall have the right to possess and occupy the Premises, to collect the Rents and to retain, use and enjoy the same unless and until an Event of Default shall occur, as defined in the Leasehold Mortgage. The Assignor hereby releases and surrenders to the Assignee all rights to amend, modify or in any way alter the Leases without the prior written consent of the Assignee.

5. REMEDIES. Upon or at any time during the continuance of an Event of Default, or if any material representation or warranty herein proves to be untrue, then the Assignee, without regard to waste, adequacy of the security or solvency of the Assignor, may declare all Indebtedness immediately due and payable, may revoke the privilege granted the Assignor hereunder to possess and occupy the Premises and to collect the Rents, and may, at its option, without notice, either:

      a. In person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, give, or require the Assignor to give, notice to the other parties under the Leases authorizing and directing landlord to attorn to Assignee and the tenants, if any, to pay all Rents directly to the Assignee;

            collect all of the Rents; enforce the payment thereof and exercise all of the rights of the Assignor under the Leases and all of the rights of the Assignee hereunder; and may enter upon, take possession of, manage and operate the Premises, or any part thereof; may cancel, enforce or modify the Leases, and do any acts which the Assignee deems proper to protect the security hereof; or

      b. Apply for appointment of a receiver in accordance with the statutes and law made and provided for, which receivership the Assignor hereby consents to, who shall collect the Rents; manage the Premises so as to prevent waste; execute Leases within or beyond the period of receivership; perform the terms of this Assignment and apply the Rents as hereinafter provided.

      The entering upon and taking possession of such Premises, the appointment of a receiver, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any default or waive, modify or affect notice of default under the Leasehold Mortgage or invalidate any act done pursuant to said notice, nor in any way operate to prevent the Assignee from pursuing any remedy which now or hereafter it may have under the terms and conditions of the Leasehold Mortgage or the Note secured thereby or any other instruments securing the same. The rights and powers of the Assignee hereunder shall remain in full force and effect both prior to and after any foreclosure of the Leasehold Mortgage and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including the Assignee, shall have the right, at any time and without limitation, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Premises and the sum so advanced, with interest at the maximum rate allowed by law, all of which shall be a part of the sum required to be paid to redeem from any foreclosure sale.

6. APPLICATION OF RENTS. Any Rents shall be applied in the following order: (a) to payment of all fees of any receiver appointed hereunder,
      (b) to payment when due of prior or current real estate taxes or special assessments with respect to the Premises, (c) to payment when due of premiums for insurance of the type required by the Leasehold Mortgage, (d) to payment of all expenses for normal repair and maintenance of the Premises, and (e) to payments due by Assignor, as Tenant, under the Ground Lease. Any Rents remaining after application of the above items shall be applied to the Indebtedness to the extent allowed by law. If the Premises shall be foreclosed and sold pursuant to a foreclosure sale, then:

      a. If the Assignee is the purchaser at the foreclosure sale, the Rents shall be paid to the Assignee to be applied to the extent of any deficiency remaining after the sale, the balance to be retained by the Assignee.

      b. If the Assignee is not the purchaser at the foreclosure sale, the Rents shall be paid to the Assignee to be applied first, to the extent of any deficiency remaining after the sale, the balance to be retained by the purchaser.

7. NO LIABILITY FOR THE ASSIGNEE. The Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under said Leases nor shall this Assignment operate to place responsibility for the control, care, management or repair of the Premises upon the Assignee nor for the carrying out of any of the terms and conditions of said Leases; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of said Premises resulting in loss or injury or death to any party, and the Assignee shall be required to account only for such moneys as are actually received by it. All actions taken by the Assignee pursuant to this Assignment shall be taken for the purposes of protecting the Assignee's security and the Assignor hereby agrees that nothing herein contained and no actions taken by the Assignee pursuant to this Assignment, including, but not limited to, the Assignee's approval or rejection of any Lease for any portion of the Premises, shall in any way alter or impact the obligation of the Assignor to pay the Indebtedness. The Assignor hereby waives any defense or claim that may now exist or hereinafter arise by reason of any action taken by the Assignee pursuant to this Assignment.

8. ASSIGNOR TO HOLD ASSIGNEE HARMLESS. The Assignor shall and does hereby agree to indemnify and to hold the Assignee harmless of and from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Leases. Should the Assignee incur any such liability, or any costs or expenses in the defense of any such claims or demands, the amount thereof, including costs, expenses, and attorney's fees, shall be secured hereby, shall be added to the Indebtedness and the Assignor shall reimburse the Assignee therefor promptly upon demand, and the continuing failure of the Assignor so to do shall constitute a default hereunder and an Event of Default under the Leasehold Mortgage.

9. SECURITY DEPOSITS. The Assignor agrees on demand to transfer to the Assignee any security deposits held by the Assignor under the terms of the Leases. The Assignor agrees that such security deposits may be held by the Assignee without any allowance of interest thereon, except statutory interest accruing to the benefit of the tenants, and shall become the absolute property of the Assignee upon a default hereunder or an Event of Default under the Leasehold Mortgage to be applied in accordance with the provisions of the Leases. Until the Assignee makes such demand and the deposits are paid over to the Assignee, the Assignee assumes no responsibility to the tenants, if any, for any such security deposit.

10. AUTHORIZATION TO OTHER PARTIES. The other parties under the Leases are hereby irrevocably authorized and directed to recognize the claims of the Assignee or any receiver appointed hereunder without investigating the reason for any action taken by the Assignee or such receiver, or the validity or the amount of indebtedness owing to the Assignee, or the existence of any default in the Note, the Leasehold Mortgage, or under or by reason of this Assignment. The Assignor hereby irrevocably directs and authorizes landlord to recognize the rights of the Assignee and the tenants, if any, to pay to the Assignee or such receiver all sums due under the Leases and consents and directs that said sums shall be paid to the Assignee or any such receiver in accordance with the terms of its receivership without the necessity for a judicial determination that a default has occurred hereunder or under the Leasehold Mortgage or that the Assignee is entitled to exercise its rights hereunder. To the extent such sums are paid to the Assignee or such receiver, the Assignor agrees that the tenants, if any, shall have no further liability to the Assignor for the same. The sole signature of the Assignee or such receiver shall be sufficient for the exercise of any rights under this Assignment. Checks for all or any put of the Rents collected under this Assignment shall upon notice from the Assignee or such receiver be drawn to the exclusive order of the Assignee or such receiver.

11. SATISFACTION. Upon the Payment in full of all Indebtedness as evidenced by a recorded satisfaction of the Leasehold Mortgage executed by the Assignee, or its subsequent assign, this Assignment shall without the need for any further satisfaction or release become null and void and be of no further effect.

12. ASSIGNEE ATTORNEY-IN-FACT. The Assignor hereby irrevocably appoints the Assignee and its successors and assigns as its agent and attorney in fact, which appointment is coupled with an interest, to exercise any rights or remedies hereunder and to execute and deliver during the term of this Assignment such instruments as this Assignee may deem necessary to make this Assignment and any further assignment effective.

13. SUBSEQUENT LEASES. Until the Indebtedness shall have been paid in full, the Assignor will deliver to the Assignee executed copies of any and all other and future Leases upon all or any part of the said Premises and agrees to make, execute and deliver unto the Assignee upon demand and at any time or times, any and all assignments and other instruments sufficient to assign the Leases and the Rents thereunder to the Assignee or that the Assignee may deem to be advisable for carrying out the true purposes and intent of this Assignment.

14. GENERAL ASSIGNMENT OF LEASES AND RENTS. The rights contained in this Assignment are in addition to and shall be cumulative with the rights given and created in the Leasehold Mortgage, assigning generally all leases, rents and profits of the Premises and shall in no way limit the rights created thereunder. The giving of this Assignment is a condition precedent of the Assignee's to the making of the Leasehold Mortgage loan secured hereby.

15. CONTINUING RIGHTS. The rights and powers of the Assignee or any receiver hereunder shall continue and remain in full force and effect until all Indebtedness, including any deficiency remaining from a foreclosure sale, are paid in full, and shall continue after commencement of a foreclosure action and, if the Assignee be the purchaser at the foreclosure sale, after foreclosure sale and until expiration of the equity of redemption.

16. SUCCESSORS AND ASSIGNS. This Assignment and each and every covenant, agreement and provision hereof shall be binding upon the Assignor, and its successors and assigns, including without limitation each and every record owner of the leasehold interest under the Ground Lease of the Premises or any other person having an interest therein and shall inure to the benefit of the Assignee, and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to mean the heirs, executors, representatives and administrators of any natural person who is or becomes a party to this Assignment.

17. GOVERNING LAW. This Assignment shall be governed by the laws of the State of North Dakota.

18. VALIDITY CLAUSE. It is the intent of this Assignment to confer to the Assignee the rights and benefits hereunder to the full extent allowable by law. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Assignment.

19. NOTICES. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt, or (c) sent by facsimile followed up by mailing of such notice on the day of sending such facsimile or the next succeeding business day. Any such notice shall be sent to the respective party's address as set forth on Page 1 of this Assignment or to such other address as such party may, by notice in writing, designate as its address. Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail, one (1) day after the sending thereof by overnight carrier, and on the same day as the sending of a facsimile pursuant to the term hereof.

20. COSTS OF ENFORCEMENT. Assignor agrees to pay the costs and expenses, including but not limited to reasonable attorneys' fees and legal expenses incurred by Assignee in the exercise of any right or remedy available to it under this Assignment, whether or not suit is commenced including, without limitation, reasonable attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment.

      IN WITNESS WHEREOF, the Assignor has caused this Assignment of Leases and Rents to be executed as of the date first above written.

                                    FOUNDERS FOOD & FIRKINS LTD.



                                    By: /s/ Steven J. Wagenheim
                                       --------------------------------------

                                    Its: President
                                        -------------------------------------


STATE OF MINNESOTA            )
                              )ss.
COUNTY OF HENNEPIN            )

The foregoing instrument was acknowledged before me this 19th day of July, 2001, by Steven J. Wagenheim, the President, of Founders Food & Firkins Ltd., a Minnesota corporation, on behalf of the corporation.

                                           /s/ Laura L. Krenz
                                          -----------------------------------
                                          Notary Public

THIS DOCUMENT WAS DRAFTED BY:

LINDQUIST & VENNUM P.L.L.P. (LLK)
4200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402
(612) 371-3211

                                    EXHIBIT A
                                LEGAL DESCRIPTION


All of Lots numbered Five (5), Six (6), Seven (7), and Eight (8); and part of Lots numbered Three (3), Four (4), Nine (9), and Ten (10), all in Block "A" of Replat of Part of Block numbered Three (3) of West Acres Third Addition to the City of Fargo, Cass County, North Dakota; AND also part of Block numbered Three
(3) of West Acres Third Addition to the City of Fargo, Cass County, North Dakota, described as follows:

Beginning at the Southwest corner of said Block "A"; thence North 00(DEG.) 28' 50" East, on an assumed bearing on the West line of said Block "A", a distance of 400.06 feet, to the Northwest corner of said Block "A"; thence continuing North 00(DEG.) 28' 50" East, on the West line of said Block Three
(3), a distance of 202.13 feet; thence South 89(DEG.) 31' 10" East 126.07 feet; thence South 00(DEG.) 28' 50" seconds West 116.74 feet; thence Southeasterly, on a circular curve concave to the Northeast with a radius of
76.50 feet, an arc length of 89.89 feet and a central angle of 67(DEG.) 19' 32"; thence on a compound circular curve concave to the Northeast with a radius of 210.70 feet, an arc length of 82.16 feet and a central angle of 22(DEG.) 20' 24", to the North line of said Block "A"; thence South 89(DEG.) 11' 06" East, on the said North line, a distance of 50.61 feet; thence South 00(DEG.) 00' 00" East 3.09 feet; thence North 90(DEG.) 00' 00" West 3.96 feet; thence South 00(DEG.) 00' 00" East 211.97 feet; thence North 90(DEG.) 00' 00" West 30.53 feet; thence South 00(DEG.) 00' 00" East 179.63 feet, to the South line of said Block "A"; thence South 89(DEG.) 46' 58" West, on the said South line, a distance of 272.58 feet, to the point of beginning.

                      LIMITED GUARANTY OF ARTHUR E. PEW III

      1. GUARANTY. For value received, and to induce First National Bank, a national banking association (the "Bank") to extend or continue credit or other financial accommodations now or in the future to FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation (the "Borrower"), the undersigned (the "Guarantor") hereby unconditionally guarantees payment of and promises to pay or cause to be paid to the Bank the Obligations (as hereinafter defined), whether or not the Obligations are enforceable against the Borrower, whenever the Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time the Borrower shall become the subject of any bankruptcy or insolvency proceeding. As used herein, the term "Obligations" shall mean all debts, liabilities and obligations of every kind of the Borrower to the Bank arising under or in connection with that certain Term Note dated July 19, 2001, made by the Borrower in favor of the Bank, and all renewals, modifications, and extensions thereof, including interest thereon and all costs, expenses and reasonable attorneys' fees paid or incurred by the Bank at any time before or after judgment in attempting to collect the foregoing, to realize on any collateral securing any of the foregoing, and to enforce this Guaranty. The definition of "Obligations" also includes the amount of any payments made to the Bank or another on behalf of the Borrower (including payments resulting from liquidation of collateral) which are recovered from the Bank or another party by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the "Surrendered Payments"). In the event that any Surrendered Payments are made (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether the Bank has surrendered or canceled this Guaranty prior to returning the Surrendered Payments. Notwithstanding the foregoing, the undersigned's total cumulative liability under this Guaranty is limited to $500,000.00.

      The Guarantor acknowledges that (i) payments by the Borrower, or payments received from sale of collateral or otherwise on account of the Obligations (which payments do not cause or effect the full and final payment of the Obligations) will not reduce the amount of liability under this Guaranty, (ii) the Bank shall not be obligated to demand payment from or attempt to collect from the Borrower or any other guarantor, (iii) prior to or contemporaneously with demanding or collecting payment under this Guaranty, the Bank shall not be obligated to foreclose upon or sell collateral, and (iv) the Bank shall be under no obligation to seek pro rata contribution from any other guarantor.

      2. CONSENT TO BANK ACTIONS; NO DISCHARGE. The Guarantor agrees that the Bank does not have to take any steps whatsoever to realize upon any collateral securing the Obligations, or to proceed against the Borrower or any other guarantor or surety for the Obligations either before or after proceeding against the Guarantor; and the Guarantor waives any claim of marshalling of assets against the Bank or any collateral. The Guarantor also agrees that the Bank may do or refrain from doing any of the following without notice to, or the consent of, the Guarantor, and without reducing or discharging the Guarantor's liability under this Guaranty: (i) renew, amend, modify, extend or release any existing or future Obligations

(including making additional advances, or changing the amount, time or manner of payment of any Obligations), and make additional extensions of credit to the Borrower (which will become additional Obligations), regardless of when such modifications or additional extensions of credit are made, and regardless of whether they are similar to or different from any other Obligations; (ii) amend, supplement and waive compliance with any of the provisions of the documents evidencing or related to any of the Obligations; (iii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Guaranty, or the liability of any other party responsible for payment of any Obligation; and (iv) accept partial payments, and apply any payments and all other amounts received from the Borrower, from liquidation of any collateral or from any other guarantor to the Obligations (or any other amounts due to the Bank) in any manner that the Bank elects. The Guarantor also expressly agrees that the Guarantor's liability will not be reduced or discharged by the Bank's failure or delay in perfecting (or to continue perfection of) any security interest, collateral assignment, mortgage or other lien on any collateral securing the Obligations or this Guaranty, or to protect the value or condition of any such collateral.

      3. WAIVERS. The Guarantor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand or payment of performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. The Guarantor also expressly waives notice of acceptance of this Guaranty, and the right to receive all other notices and demands of any kind relating to the Obligations or this Guaranty. The Guarantor will not enforce or exercise any right of contribution, reimbursement, recourse, or subrogation available to the Guarantor unless and until all of the Obligations shall have been fully paid and discharged. Guarantor also expressly waives any and all defenses arising by reason of an election of remedies by Bank which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying or discharging the Obligations.

      4. BORROWER'S FINANCIAL CONDITION. The Guarantor warrants and represents to the Bank that (i) the Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Guaranty; (ii) the Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of the Borrower, (iii) the Guarantor has relied solely upon investigations of the Borrower's financial condition conducted by the Guarantor or the Guarantor's authorized representative in deciding to execute this Guaranty; and (iv) the Guarantor, or his authorized representative, shall continue to independently review, monitor and investigate the financial condition of the Borrower while this Guaranty is in effect. THE GUARANTOR SPECIFICALLY RELIEVES THE BANK OF ANY DUTY, OBLIGATION OR RESPONSIBILITY OF ANY NATURE WHATSOEVER TO ADVISE THE GUARANTOR OF ANY CHANGE IN THE BORROWER'S FINANCIAL CONDITION.

      5. FINANCIAL REPORTING. Guarantor agrees to furnish to the Bank within ninety (90) days after the end of each calendar year, a schedule of Guarantor's assets and liabilities as of the end of such calendar year, which statement will be similar in form to the statement delivered by Guarantor to the Bank on or about May 22, 2001.

      6. SETOFF. Without limiting any other right or remedy of the Bank, upon a default by Guarantor in his obligations, the Guarantor hereby authorizes the Bank, without further notice to anyone, to charge any account of the Guarantor with the Bank for the amount of any and all Obligations due under this Guaranty.

      7. DURATION OF GUARANTY; CONTINUING OBLIGATIONS. This is a continuing Guaranty and shall not be revoked by dissolution, merger, bankruptcy or insolvency of the Guarantor. This Guaranty shall remain in full force and effect with respect to the Guarantor until the Obligations are paid in full.

      8. ACCELERATION OF OBLIGATIONS; SUCCESSORS; MULTIPLE GUARANTORS. At such time as the Bank accelerates and declares the unpaid balance of any of the Obligations due and payable, the Guarantor's liability hereunder to pay such Obligations shall become immediately due and payable whether or not such Obligations are then due and payable by the Borrower or any other guarantor. This Guaranty shall inure to the benefit of the Bank, its successors and assigns and to the holder and owner of any of the Obligations, and shall be binding on the heirs, executors, administrators, successors and assigns of the Guarantor.

      9. SEVERABILITY; PRIOR AGREEMENTS; AMENDMENT. The invalidity of any provision of this Guaranty shall not affect the validity of any other provision. The Loan Agreement, the Term Note, all documents executed pursuant to the Loan Agreement, this Guaranty, the collateral documents securing the Term Note, the Commitment Letter (as defined in the Loan Agreement), and any other documents evidencing the Obligations contain the entire agreement of the parties regarding this matter. Any prior representations, promises or agreements (whether oral or written) which are not a part of this Guaranty or the documents described above are not enforceable. The terms of this Guaranty may not be altered, amended or waived except by another written agreement signed by the Guarantor and the Bank.

      10. ANTI-DEFICIENCY WAIVER. The Guarantor hereby waives any and all defenses that may be available to the Borrower based on any "one action" or "anti-deficiency" law, and the Guarantor shall be liable for any deficiency remaining after foreclosure of the leasehold mortgage, the security agreement, the assignment of leases and rents or any other security interest securing any of the Obligations whether or not the liability of the Borrower or any other obligor for such deficiency is discharged, subject, however, to the limitation liability set forth in paragraph 1 above.

      11. GOVERNING LAW; JURISDICTION. This Guaranty shall be governed by the internal laws of the State of North Dakota except to the extent superseded by Federal law. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN CASS COUNTY, NORTH DAKOTA, AND WAIVES ANY OBJECTIONS BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS GUARANTY, THE COLLATERAL, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's right to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Guarantor in the competent courts of any other jurisdiction or jurisdictions.

      12. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, THE TERM NOTE, AND ALL DOCUMENTS RELATING TO THIS GUARANTY, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO. THE GUARANTOR REPRESENTS TO THE BANK THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

      13. NOTICES. All notices required to be delivered to the Guarantor will be delivered to the following addresses:

          Arthur E. Pew III
          2515 Manitou Island
          White Bear Lake, MN  55110

          With required copy to:

          Richard D. Anderson
          Briggs and Morgan
          2200 First National Bank Building
          St. Paul, MN  55110

      14. CANCELLATION OF GUARANTY. The Bank will cancel and return this Guaranty upon payment in full of the Term Note, subject, however to the provisions of paragraph 1 dealing with Surrendered Payments.

Dated:  July 19, 2001

      NOTICE: LENDER HAS THE RIGHT TO PROCEED TO OBTAIN AND COLLECT A DEFICIENCY JUDGMENT, TOGETHER WITH FORECLOSURE OF THE REAL PROPERTY MORTGAGED BY BORROWER UNDER APPLICABLE LAW.



                                     /s/ Arthur E. Pew III
                                    -------------------------------------------
                                    Arthur E. Pew III

                          GUARANTY OF STEVEN WAGENHEIM

      1. GUARANTY. For value received, and to induce First National Bank, a national banking association (the "Bank") to extend or continue credit or other financial accommodations now or in the future to FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation (the "Borrower"), the undersigned (the "Guarantor") hereby unconditionally guarantees payment of and promises to pay or cause to be paid to the Bank, the Obligations (as hereinafter defined), whether or not the Obligations are enforceable against the Borrower, whenever the Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time the Borrower shall become the subject of any bankruptcy or insolvency proceeding. As used herein, the term "Obligations" shall mean all debts, liabilities and obligations of every kind of the Borrower to the Bank arising under or in connection with that certain Loan Agreement dated July 19, 2001, between the Bank and the Borrower (the "Loan Agreement"), the Term Note dated July 19, 2001, made by the Borrower in favor of the Bank, and all renewals, modifications, and extensions thereof, and any other documents executed or delivered in connection with the Loan Agreement, whether such debts, liabilities, and obligations are direct or indirect, absolute or contingent, liquidated or unliquidated, whether of the same or a different nature and whether existing now or in the future, including interest thereon and all costs, expenses and reasonable attorneys' fees paid or incurred by the Bank at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing, and to enforce this Guaranty. The definition of "Obligations" also includes the amount of any payments made to the Bank or another on behalf of the Borrower (including payments resulting from liquidation of collateral) which are recovered from the Bank or another party by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the "Surrendered Payments"). In the event that any Surrendered Payments are made (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether the Bank has surrendered or canceled this Guaranty prior to returning the Surrendered Payments.

      The Guarantor acknowledges that (i) payments by the Borrower, or payments received from sale of collateral or otherwise on account of the Obligations (which payments do not cause or effect the full and final payment of the Obligations) will not reduce the amount of liability under this Guaranty, (ii) the Bank shall not be obligated to demand payment from or attempt to collect from the Borrower or any other guarantor, (iii) prior to or contemporaneously with demanding or collecting payment under this Guaranty, the Bank shall not be obligated to foreclose upon or sell collateral, and (iv) the Bank shall be under no obligation to seek pro rata contribution from any other guarantor.

      2. CONSENT TO BANK ACTIONS; NO DISCHARGE. The Guarantor agrees that the Bank does not have to take any steps whatsoever to realize upon any collateral securing the Obligations, or to proceed against the Borrower or any other guarantor or surety for the Obligations either before or after proceeding against the Guarantor; and the Guarantor waives any claim of marshalling of assets against the Bank or any collateral. The Guarantor also agrees that the Bank may do or refrain from doing any of the following without notice to, or the consent of, the Guarantor, and without reducing or discharging the Guarantor's liability under this Guaranty: (i) renew, amend, modify, extend or release any existing or future Obligations (including making additional advances, or changing the amount, time or manner of payment of any Obligations), and make additional extensions of credit to the Borrower (which will become additional Obligations), regardless of when such modifications or additional extensions of credit are made, and regardless of whether they are similar to or different from any other Obligations; (ii) amend, supplement and waive compliance with any of the provisions of the documents evidencing or related to any of the Obligations;
(iii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Guaranty, or the liability of any other party responsible for payment of any Obligation; and (iv) accept partial payments, and apply any payments and all other amounts received from the Borrower, from liquidation of any collateral or from any other guarantor to the Obligations (or any other amounts due to the Bank) in any manner that the Bank elects. The Guarantor also expressly agrees that the Guarantor's liability will not be reduced or discharged by the Bank's failure or delay in perfecting (or to continue perfection of) any security interest, collateral assignment, mortgage or other lien on any collateral securing the Obligations or this Guaranty, or to protect the value or condition of any such collateral.

      3. WAIVERS. The Guarantor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand or payment of performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. The Guarantor also expressly waives notice of acceptance of this Guaranty, and the right to receive all other notices and demands of any kind relating to the Obligations or this Guaranty. The Guarantor will not enforce or exercise any right of contribution, reimbursement, recourse, or subrogation available to the Guarantor unless and until all of the Obligations shall have been fully paid and discharged. Guarantor also expressly waives any and all defenses arising by reason of an election of remedies by Bank which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying or discharging the Obligations.

      4. BORROWER'S FINANCIAL CONDITION. The Guarantor warrants and represents to the Bank that (i) the Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Guaranty; (ii) the Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of the Borrower, (iii) the Guarantor has relied solely upon investigations of the Borrower's financial condition conducted by the Guarantor or the Guarantor's authorized representative in deciding to execute this Guaranty; and (iv) the Guarantor, or his authorized representative, shall continue to independently review, monitor and investigate the financial condition of the Borrower while this Guaranty is in effect. THE GUARANTOR SPECIFICALLY RELIEVES THE BANK OF ANY DUTY, OBLIGATION OR RESPONSIBILITY OF ANY NATURE WHATSOEVER TO ADVISE THE GUARANTOR OF ANY CHANGE IN THE BORROWER'S FINANCIAL CONDITION.

      5. FINANCIAL REPORTING. Guarantor agrees to furnish to the Bank within ninety (90) days after the end of the fiscal year of the Guarantor, the personal financial statements of the Guarantor, in form and substance acceptable to the Bank, and such other information or records concerning the conditions or operations, financial or otherwise, of the Guarantor as the Bank may require.

      6. SETOFF. The Guarantor hereby authorizes the Bank, without further notice to anyone, to charge any account of the Guarantor for the amount of any and all Obligations due under this Guaranty.

      7. DURATION OF GUARANTY; CONTINUING OBLIGATIONS. This is a continuing Guaranty and shall not be revoked by dissolution, merger, bankruptcy or insolvency of the Guarantor. This Guaranty shall remain in full force and effect with respect to the Guarantor until the Obligations are paid in full.

      8. ACCELERATION OF OBLIGATIONS; SUCCESSORS; MULTIPLE GUARANTORS. At such time as the Bank accelerates and declares the unpaid balance of any of the Obligations due and payable, the Guarantor's liability hereunder to pay such Obligations shall become immediately due and payable whether or not such Obligations are then due and payable by the Borrower or any other guarantor. This Guaranty shall inure to the benefit of the Bank, its successors and assigns and to the holder and owner of any of the Obligations, and shall be binding on the heirs, executors, administrators, successors and assigns of the Guarantor.

      9. SEVERABILITY; PRIOR AGREEMENTS; AMENDMENT. The invalidity of any provision of this Guaranty shall not affect the validity of any other provision. The Loan Agreement, the Term Note, all documents executed pursuant to the Loan Agreement, this Guaranty, the collateral documents securing the Term Note, the Commitment Letter (as defined in the Loan Agreement), and any other documents evidencing the Obligations contain the entire agreement of the parties regarding this matter. Any prior representations, promises or agreements (whether oral or written) which are not a part of this Guaranty or the documents described above are not enforceable. The terms of this Guaranty may not be altered, amended or waived except by another written agreement signed by the Guarantor and the Bank.

      10. ANTI-DEFICIENCY WAIVER. The Guarantor hereby waives any and all defenses that may be available to the Borrower based on any "one action" or "anti-deficiency" law, and the Guarantor shall be liable for any deficiency remaining after foreclosure of the leasehold mortgage, the security agreement, the assignment of leases and rents or any other security interest securing any of the Obligations whether or not the liability of the Borrower or any other obligor for such deficiency is discharged.

      11. GOVERNING LAW; JURISDICTION. This Guaranty shall be governed by the internal laws of the State of North Dakota except to the extent superseded by Federal law. THE

GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN CASS COUNTY, NORTH DAKOTA, AND WAIVES ANY OBJECTIONS BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS GUARANTY, THE COLLATERAL, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's right to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Guarantor in the competent courts of any other jurisdiction or jurisdictions.

      11. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, THE LOAN AGREEMENT, THE TERM NOTE, AND ALL DOCUMENTS RELATING TO THIS GUARANTY, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO. THE GUARANTOR REPRESENTS TO THE BANK THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

Dated:  July 19, 2001

      NOTICE: LENDER HAS THE RIGHT TO PROCEED TO OBTAIN AND COLLECT A DEFICIENCY JUDGMENT, TOGETHER WITH FORECLOSURE OF THE REAL PROPERTY MORTGAGED UNDER APPLICABLE LAW.



                                     /s/ Steven J. Wagenheim
                                    -------------------------------------------
                                    Steven Wagenheim

                           GUARANTY OF WILLIAM BURDICK

      1. GUARANTY. For value received, and to induce FIRST NATIONAL BANK, a national banking association (the "Bank") to extend or continue credit or other financial accommodations now or in the future to FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation (the "Borrower"), the undersigned (the "Guarantor") hereby unconditionally guarantees payment of and promises to pay or cause to be paid to the Bank, the Obligations (as hereinafter defined), whether or not the Obligations are enforceable against the Borrower, whenever the Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time the Borrower shall become the subject of any bankruptcy or insolvency proceeding. As used herein, the term "Obligations" shall mean all debts, liabilities and obligations of every kind of the Borrower to the Bank arising under or in connection with that certain Loan Agreement dated July 19, 2001, between the Bank and the Borrower (the "Loan Agreement"), the Term Note dated July 19, 2001, made by the Borrower in favor of the Bank, and all renewals, modifications, and extensions thereof, and any other documents executed or delivered in connection with the Loan Agreement, whether such debts, liabilities, and obligations are direct or indirect, absolute or contingent, liquidated or unliquidated, whether of the same or a different nature and whether existing now or in the future, including interest thereon and all costs, expenses and reasonable attorneys' fees paid or incurred by the Bank at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing, and to enforce this Guaranty. The definition of "Obligations" also includes the amount of any payments made to the Bank or another on behalf of the Borrower (including payments resulting from liquidation of collateral) which are recovered from the Bank or another party by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the "Surrendered Payments"). In the event that any Surrendered Payments are made (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether the Bank has surrendered or canceled this Guaranty prior to returning the Surrendered Payments.

      The Guarantor acknowledges that (i) payments by the Borrower, or payments received from sale of collateral or otherwise on account of the Obligations (which payments do not cause or effect the full and final payment of the Obligations) will not reduce the amount of liability under this Guaranty, (ii) the Bank shall not be obligated to demand payment from or attempt to collect from the Borrower or any other guarantor, (iii) prior to or contemporaneously with demanding or collecting payment under this Guaranty, the Bank shall not be obligated to foreclose upon or sell collateral, and (iv) the Bank shall be under no obligation to seek pro rata contribution from any other guarantor.

      2. CONSENT TO BANK ACTIONS; NO DISCHARGE. The Guarantor agrees that the Bank does not have to take any steps whatsoever to realize upon any collateral securing the Obligations, or to proceed against the Borrower or any other guarantor or surety for the Obligations either before or after proceeding against the Guarantor; and the Guarantor waives any claim of marshalling of assets against the Bank or any collateral. The Guarantor also agrees that the Bank may do or refrain from doing any of the following without notice to, or the consent of, the Guarantor, and without reducing or discharging the Guarantor's liability under this Guaranty: (i) renew, amend, modify, extend or release any existing or future Obligations (including making additional advances, or changing the amount, time or manner of payment of any Obligations), and make additional extensions of credit to the Borrower (which will become additional Obligations), regardless of when such modifications or additional extensions of credit are made, and regardless of whether they are similar to or different from any other Obligations; (ii) amend, supplement and waive compliance with any of the provisions of the documents evidencing or related to any of the Obligations;
(iii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Guaranty, or the liability of any other party responsible for payment of any Obligation; and (iv) accept partial payments, and apply any payments and all other amounts received from the Borrower, from liquidation of any collateral or from any other guarantor to the Obligations (or any other amounts due to the Bank) in any manner that the Bank elects. The Guarantor also expressly agrees that the Guarantor's liability will not be reduced or discharged by the Bank's failure or delay in perfecting (or to continue perfection of) any security interest, collateral assignment, mortgage or other lien on any collateral securing the Obligations or this Guaranty, or to protect the value or condition of any such collateral.

      3. WAIVERS. The Guarantor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand or payment of performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. The Guarantor also expressly waives notice of acceptance of this Guaranty, and the right to receive all other notices and demands of any kind relating to the Obligations or this Guaranty. The Guarantor will not enforce or exercise any right of contribution, reimbursement, recourse, or subrogation available to the Guarantor unless and until all of the Obligations shall have been fully paid and discharged. Guarantor also expressly waives any and all defenses arising by reason of an election of remedies by Bank which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying or discharging the Obligations.

      4. BORROWER'S FINANCIAL CONDITION. The Guarantor warrants and represents to the Bank that (i) the Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Guaranty; (ii) the Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of the Borrower, (iii) the Guarantor has relied solely upon investigations of the Borrower's financial condition conducted by the Guarantor or the Guarantor's authorized representative in deciding to execute this Guaranty; and (iv) the Guarantor, or his authorized representative, shall continue to independently review, monitor and investigate the financial condition of the Borrower while this Guaranty is in effect. THE GUARANTOR SPECIFICALLY RELIEVES THE BANK OF ANY DUTY, OBLIGATION OR RESPONSIBILITY OF ANY NATURE WHATSOEVER TO ADVISE THE GUARANTOR OF ANY CHANGE IN THE BORROWER'S FINANCIAL CONDITION.

      5. FINANCIAL REPORTING. Guarantor agrees to furnish to the Bank within ninety (90) days after the end of the fiscal year of the Guarantor, the personal financial statements of the Guarantor, in form and substance acceptable to the Bank, and such other information or records concerning the conditions or operations, financial or otherwise, of the Guarantor as the Bank may require.

      6. SETOFF. The Guarantor hereby authorizes the Bank, without further notice to anyone, to charge any account of the Guarantor for the amount of any and all Obligations due under this Guaranty.

      7. DURATION OF GUARANTY; CONTINUING OBLIGATIONS. This is a continuing Guaranty and shall not be revoked by dissolution, merger, bankruptcy or insolvency of the Guarantor. This Guaranty shall remain in full force and effect with respect to the Guarantor until the Obligations are paid in full.

      8. ACCELERATION OF OBLIGATIONS; SUCCESSORS; MULTIPLE GUARANTORS. At such time as the Bank accelerates and declares the unpaid balance of any of the Obligations due and payable, the Guarantor's liability hereunder to pay such Obligations shall become immediately due and payable whether or not such Obligations are then due and payable by the Borrower or any other guarantor. This Guaranty shall inure to the benefit of the Bank, its successors and assigns and to the holder and owner of any of the Obligations, and shall be binding on the heirs, executors, administrators, successors and assigns of the Guarantor.

      9. SEVERABILITY; PRIOR AGREEMENTS; AMENDMENT. The invalidity of any provision of this Guaranty shall not affect the validity of any other provision. The Loan Agreement, the Term Note, all documents executed pursuant to the Loan Agreement, this Guaranty, the collateral documents securing the Term Note, the Commitment Letter (as defined in the Loan Agreement), and any other documents evidencing the Obligations contain the entire agreement of the parties regarding this matter. Any prior representations, promises or agreements (whether oral or written) which are not a part of this Guaranty or the documents described above are not enforceable. The terms of this Guaranty may not be altered, amended or waived except by another written agreement signed by the Guarantor and the Bank.

      10. ANTI-DEFICIENCY WAIVER. The Guarantor hereby waives any and all defenses that may be available to the Borrower based on any "one action" or "anti-deficiency" law, and the Guarantor shall be liable for any deficiency remaining after foreclosure of the leasehold mortgage, the security agreement, the assignment of leases and rents or any other security interest securing any of the Obligations whether or not the liability of the Borrower or any other obligor for such deficiency is discharged.

      11. GOVERNING LAW; JURISDICTION. This Guaranty shall be governed by the internal laws of the State of North Dakota except to the extent superseded by Federal law. THE

GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN CASS COUNTY, NORTH DAKOTA, AND WAIVES ANY OBJECTIONS BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS GUARANTY, THE COLLATERAL, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank's right to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Guarantor in the competent courts of any other jurisdiction or jurisdictions.

      11. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, THE LOAN AGREEMENT, THE TERM NOTE, AND ALL DOCUMENTS RELATING TO THIS GUARANTY, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO. THE GUARANTOR REPRESENTS TO THE BANK THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

Dated:  July 19, 2001

      NOTICE: LENDER HAS THE RIGHT TO PROCEED TO OBTAIN AND COLLECT A DEFICIENCY JUDGMENT, TOGETHER WITH FORECLOSURE OF THE REAL PROPERTY MORTGAGED UNDER APPLICABLE LAW.


                                     /s/ William Burdick
                                    -------------------------------------------
                                    William Burdick